                              TIME HORIZON FUNDS

                                 PORTFOLIO 1
                                 PORTFOLIO 2
                                 PORTFOLIO 3



                                Annual Report
                                June 30, 1997


                          [TIME HORIZON FUNDS LOGO]

                               NOT FDIC INSURED

                               TIME HORIZON FUNDS
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-247-9728

              MANAGER                          INDEPENDENT AUDITORS
 Bank of America National Trust and             Ernst & Young, LLP
        Savings Association                    515 S. Flower Street
       555 California Street                  Los Angeles, CA 90071
      San Francisco, CA 94104

            DISTRIBUTOR                            FUND COUNSEL
   Concord Financial Group, Inc.              Vedder, Price, Kaufman
         3435 Stelzer Road                          & Kammholz
         Columbus, OH 43219                   222 N. LaSalle Street
                                                Chicago, IL 60601

                               SUB-ADMINISTRATOR
                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY, NOR ARE THEY OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Time Horizon Funds are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as manager and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectus.

This material must be preceded or accompanied by a current prospectus.

------------------------------------------------------------------------
               INVESTMENTS IN THE TIME HORIZON FUNDS ARE NOT BANK
NOT            DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,
FDIC           BANK OF AMERICA OR ANY OF ITS AFFILIATES. MUTUAL FUNDS
INSURED        ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE
               LOSS OF THE PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------------------

                                   Contents

                  .          UNDERSTANDING YOUR
                  .            SHAREHOLDER REPORT                2-4
                  .
                  .          TIME HORIZON FUND FACTS               5
                  .
                  .          LETTER FROM THE MANAGER             6-7
                  .
                  .          INTERVIEW WITH THE TIME HORIZON
                  .            FUNDS INVESTMENT MANAGEMENT
                  .            TEAM                             8-20
                  .
                  .          STATEMENTS OF ASSETS
                  .            AND LIABILITIES                    21
                  .
                  .          STATEMENTS OF OPERATIONS             22
                  .
                  .          STATEMENTS OF CHANGES
                  .            IN NET ASSETS                   24-25
                  .
                  .          SCHEDULES OF PORTFOLIO
                  .            INVESTMENTS                     26-55
                  .
                  .          NOTES TO FINANCIAL STATEMENTS     56-64
                  .
                  .          FINANCIAL HIGHLIGHTS              65-73
                  .
                  .          REPORT OF INDEPENDENT AUDITORS       74

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the
information from the report.

The TABLE OF CONTENTS helps you locate
the information you want.
                                             [SAMPLE]
The LETTER FROM THE MANAGER
provides a brief overview of the
economy and how it affects the
financial markets.

The INTERVIEW WITH THE TIME
HORIZON FUNDS INVESTMENT
MANAGEMENT TEAM provides you with
specific information about the
Funds during the period and
general investment strategies
going forward.

[SAMPLE] Because a picture or chart can help clarify the text, The TIME HORIZON FUND FACTS illustrate the most important features of the Funds. The illustrations represent the current asset allocation and target asset allocation ranges for each portfolio, as well as a brief description of the Manager's investment strategy.

                            In annual reports, mutual funds that are not "money market" funds are required by the Securities and Exchange Commission (SEC) to provide shareholders with a comparison of a hypothetical $10,000 investment in the Fund to a benchmark index of the broader market. The performance of the benchmark index depicts the aggregate performance of investments similar to those in the Fund for the same time period. While the benchmark index provides a general representation of the market, there are two reasons why it should be used only as a guide. First, the Fund, in its prospectus, must clearly define which investments can be made by the Fund. The index does not necessarily have the same limitations. Second, the index does not reflect any expenses that

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT
A GUARANTEE OF FUTURE RESULTS.)



                A Shares        B Shares        S&P 500      Lehman Brothers
9/5/95           9,553           9,500          10,000           10,000
12/31/95         9,866           9,819          11,046           10,528
3/31/96         10,019           9,959          11,640           10,341
6/30/96         10,191          10,109          12,158           10,400

                                       2
accompany a real investment, such as sales charges, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The performance of the Fund must show these costs as well as any front-end or deferred sales charges.

    The financial statements summarize and describe the Funds' financial transactions. They are broken down into four different statements, which are illustrated below:

    The SCHEDULES OF PORTFOLIO INVESTMENTS list each investment holding in the Funds as of the date of the financial statements. Investments may be grouped by category (by industry or security type, for example). The percentage of each Fund's net assets represented by these groupings is also disclosed.

                                 TYPE OF SECURITY

                                 INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                 NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
[SAMPLE]                         SECTOR (IF APPLICABLE)

                                 PORTFOLIO HOLDINGS WITH SHARES AND MARKET VALUE AS OF REPORT DATE


    The STATEMENTS OF ASSETS AND LIABILITIES list all the assets and liabilities of the Funds as of the date of the Statements. This is an individual fund's "balance sheet." Also disclosed in the Statements are the Funds' net asset values per share and their maximum offering prices per share as of the date of the Statements. The Statements also list the accounts that comprise the Funds' net assets (capital stock, undistributed income, etc.).

                                 SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                 OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                 AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                 SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES
[SAMPLE]                         BY THE FUND

                                 NET RESULTS OF ASSETS LESS LIABILITIES

                                 THE MARKET VALUE OF THE FUND'S TOTAL NET ASSETS DIVIDED BY THE NUMBER OF SHARES OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENTS OF OPERATIONS show the amount of dividend and interest income earned from each Fund's investments, the expenses incurred by the Funds from their operations and any gains or losses, both realized and unrealized, by the Funds from holding and/or selling any investments.

                                 INCOME EARNED FROM THE FUND'S INVESTMENTS

                                 OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

[SAMPLE] GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                 NET CHANGE IN NET ASSETS DUE TO FUND OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS show the changes in the net assets of the Funds during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                 OPERATIONS: SEE STATEMENTS OF OPERATIONS

                                 DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                 DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                 PERIODS
[SAMPLE]
                                 NET REALIZED GAINS: TOTAL REALIZED GAINS
                                 DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                 FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the Statements listed above. These footnotes include information on accounting methods used by the Funds, contractual arrangements between the Funds and their service providers, certain transactions effected by the Funds and other general information about the Funds.

The FINANCIAL HIGHLIGHTS show, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Funds. It also shows key data and ratios such as the total investment return for each period, the portfolio turnover rate for the Funds, the ratio of expenses to average net assets, the ratio of net investment income to average net assets, and the average commission rate paid on portfolio transactions.

TIME HORIZON FUND FACTS

    The Time Horizon Funds offer three asset allocation funds that target specific investment time horizons, shown below. Each Fund seeks to provide long-term investors maximum total return over its stated time period, while also increasingly emphasizing capital preservation as the Fund approaches its target time horizon.

    To accomplish this, the investment management team invests in a combination of stocks, bonds and a small amount of cash. The mix among these asset categories will change according to current market conditions, as well as to how close each Fund is to its target time horizon. By selecting the Time Horizon Fund that most closely matches the expected timing of major investment goals, such as sending a child to college, retirement or purchasing a home, you'll be investing in a portfolio of investments that is managed with a time horizon similar to that of your own goals. Of course, no mutual fund can guarantee that an investor's goals will be met.

                                   PORTFOLIO 1            PORTFOLIO 2            PORTFOLIO 3
       TIME HORIZON                   2005                   2015                   2025
---------------------------------------------------------------------------------------------
ASSET ALLOCATION(1)
(AS OF 06/30/97)                   Bonds/Cash 64%        Bonds/Cash 50%       Bonds/Cash 30%
                                   Stocks 36%            Stocks 50%           Stocks 70%
----------------------------------------------------------------------------------------------
CURRENT ALLOCATION RANGES(2)
    STOCKS                           15%-45%                30%-70%               40%-100%
    BONDS                            55%-85%                30%-70%                0%-60%
CURRENT TARGET
ASSET ALLOCATION                   Bonds/Cash 65%        Bonds/Cash 50%       Bonds/Cash 30%
                                   Stocks 35%            Stocks 50%           Stocks 70%
----------------------------------------------------------------------------------------------

------------------------------

(1) The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.
(2) Under normal market conditions, each portfolio is currently managed within the strategic asset allocation ranges shown, based on the Portfolio Manager's evaluation of the anticipated returns and risks for the various asset classes in the near term. The portfolio will change its focus over time, increasingly emphasizing capital preservation as it nears its target time horizon. After a portfolio reaches its time horizon target date, it is anticipated that it will continue to be managed with a predominant emphasis on capital preservation.

LETTER FROM THE MANAGER
Dear Shareholder:

The Time Horizon Funds completed their first full fiscal year with solid total returns in an environment favorable to stocks and fairly benign to fixed-income securities. The broad U.S. stock market gained 20.60% and 34.58% for the six and twelve months ended June 30, 1997, respectively. Intermediate-term U.S. bonds delivered total returns of 3.09% and 8.15% for six months and one year, respectively. Overseas, where economic conditions are improving but still lag those in the U.S., equity securities advanced 11.36% and 13.16% during the six and twelve month periods, respectively.*


                                                             David R. Johnsen
                                                          Senior Vice President
                                                          Bank of America NT&SA
                              [PHOTO]                      Investment Advisors
                                                                 Division
                                                           Mr. Johnsen plays a
                                                             key role in the
                                                           portfolio management
                                                           of the Time Horizon
                                                                  Funds
FAVORABLE CONDITIONS FOR FINANCIAL ASSETS

As we stated in our Semi-Annual (12/31/96) shareholder report, the U.S. securities market continues to be the beneficiary of slow economic growth and a low rate of inflation. These are conditions that are favorable to business and the performance of financial assets, especially equities. Corporate earnings grew at higher-than-expected rates during the past one-year period, giving investors reason to believe that further earnings gains are possible.

This belief helped to boost the prices of U.S. stocks. Another contributing factor was the steady flow of money from Americans investing for retirement, which continues to increase demand for equities, and a proposed reduction in the capital gains tax rate, which would make investing in equity securities more attractive.

For the second consecutive year, the stocks of large companies benefited most from this positive scenario. Throughout most of the year, indices for large-capitalization stocks outperformed those that track middle and small-capitalization stocks. The S&P 500 delivered a 12-month total return of 34.58%, compared to a return of 23.33% for the S&P 400, an index of middle-capitalization stocks, and 21.69% gain for the S&P 600, a small-cap index.*

The slow-but-steady economic scenario also resulted in a fairly stable market for fixed-income securities, albeit one that offered little opportunity for capturing sizable appreciation or major yield advantages. Early in the period, the bond market was preoccupied with the levels and trends of growth and the possibility that demands for higher wages would put inflationary pressure on the seven-year running economic expansion. As it became increasingly evident that inflation was remaining under control, the fixed-income market settled into a pattern of relatively narrow moves in rates and prices. In addition, this market experienced relatively small price variances between securities of different quality.

---------------

* As measured by the Standard & Poor's 500 Index of Large-Cap Common Stocks, the S&P 400 Index of Mid-Cap Common Stocks and the S&P 600 Index of Small-Cap Common Stocks from 7/1/96 through 6/30/97, the Lehman Brothers Aggregate Bond Index, and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

FULL STRATEGIC ALLOCATIONS ACHIEVED

Against this backdrop, the Time Horizon Funds continued to attract new assets, reaching the target investment allocations outlined in the Funds' prospectus by the end of the first calendar quarter of 1997. Each Fund is now diversified within and across a combination of four asset classes -- U.S. stocks, foreign stocks, bonds and cash.

We expect to make modest adjustments in each Fund's asset allocation from time to time, to reflect changes in market conditions, but without deviating from the Fund's stated long-term objective (i.e., to deliver a competitive return without undue risk by a given date). As each Fund's time horizon grows nearer, we expect to modify the Funds' asset combinations to achieve an increasingly conservative risk/reward ratio. Over time, the proportion of equities in your Fund may be reduced, the average maturity of the fixed-income investments will grow smaller, or we may take other steps to keep the Fund's overall risk level in line with the objectives of each Portfolio.

We continue to seek out individual securities that offer good value and the potential for superior long-term returns. We focus on purchasing undervalued equity shares of companies that can potentially deliver above-average earnings growth. On the fixed-income side, we seek securities that may provide an income or yield advantage without a commensurate increase in risk.

POISED TO PURSUE REAL-LIFE GOALS

As you know, the Time Horizon Funds are comprised of Portfolios 1, 2 and 3, each of which currently has three classes of shares: A Shares, B Shares and K Shares.

In addition to the strategic allocation changes that occurred during the period ended June 30, 1997, on June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. B Shares of each Portfolio are subject to a contingent deferred sales charge (maximum 5%). K Shares, which are offered primarily to 401(k) plan and other retirement plan participants and certain other eligible individuals, are offered without a sales charge.

Now that we have achieved each Fund's strategic allocation, our commitment to you is to maintain a strategy that makes sense for your timeframe. In other words, we will focus on generating solid, long-term returns at a level of risk appropriate to meet real-life goals.

Finally, we wish to thank you for your continued investment in and support of the Time Horizon Funds.

                                           Sincerely,
                                           /s/ David R. Johnsen
                                           David R. Johnsen

TIME HORIZON PORTFOLIO 1
TIME HORIZON PORTFOLIO 2
TIME HORIZON PORTFOLIO 3

AN INTERVIEW WITH THE TIME HORIZON FUNDS INVESTMENT MANAGEMENT TEAM

DAVID R. JOHNSEN, SENIOR VICE PRESIDENT, AND
MICHAEL J. BUDD, VICE PRESIDENT

Q
    WHAT WERE THE MOST SIGNIFICANT FACTORS IN THE PORTFOLIOS' PERFORMANCE DURING THE PAST 12 MONTHS?

A
    As I mentioned in my letter, the sustained expansion of the U.S. economy at a slow rate, combined with low inflation, has been beneficial to equities. The expansion has helped companies control costs and improve profits and shareholder values. In turn, investors have been very encouraged by the outstanding earnings growth and have been willing to pay higher prices for stocks in hopes of receiving even larger income and capital appreciation in the future.

Add the increased demand for stocks from baby-boomers who want to prepare for a retirement without Social Security, and you have the formula for a very strong market in stocks. For much of the past two years, this phenomenon affected primarily the largest companies, but during the second quarter of this year, we saw it extend to the mid-sized and small capitalization companies.

Q
    HOW DID THE STRENGTH OF THE U.S. STOCK MARKET AFFECT YOUR STRATEGIC ALLOCATION OF THE PORTFOLIOS?
A
    The continued expansion of the U.S. equity market had little impact on the allocations of the portfolios. Each portfolio has a target level of equity participation, ranging from a low of 35% for Portfolio 1 to a high of 70% for the Portfolio 3, which has a longer time horizon. By mid-fiscal year, we had already invested sufficient assets in equities to meet each Portfolio's target level. And, since the market conditions were favorable, we had no reason to adjust the target levels of the allocations.

If we had modified our targets in response to the market, we might have outperformed the broad stock market indices. But that's not our approach. We won't pursue extraordinary short-term gains from particular stocks or sectors of the market at the expense of the broader, longer-term strategy.

Q
    NET ASSETS IN THE FUNDS ROSE BY $59.4 MILLION DURING THE YEAR. HOW DID YOU INVEST THIS ADDITIONAL MONEY?
A
    Although we changed the percentages of foreign equity and fixed income, the flow of dollars went across all asset categories to bring them in line with the balanced strategic target allocation for each Portfolio delineated in the prospectus.

Q
    YOU MENTIONED EARLIER THAT YOU SEEK "GOOD VALUE AND THE POTENTIAL FOR SUPERIOR LONG-TERM GROWTH." HOW DO YOU PURSUE THIS IN THE U.S. STOCK MARKETS?
A
    Our approach is to focus on choosing individual securities that embody those characteristics. We maintain a neutral allocation among the various sectors of the stock market (e.g., retail stocks, technology, pharmaceuticals), meaning that the percentage of stocks from any sector should be roughly equivalent to that of the Stan-dard & Poor's 500 and 400 Indices. We seek added value by identifying the most promising companies within each of a wide range of industries, rather than the best-performing industries.

Q
    YOU SOLD SHARES OF INTEL, WHICH HAD BEEN YOUR LARGEST HOLDING AND ONE OF THE BEST-PERFORMING STOCKS IN THE U.S. WHY?
A
    The gains in the stock market have resulted largely from the price increases of a relatively narrow range of companies. Among them was Intel Corporation, which rose over 130% in 1996 and, in our view, became overvalued. The stock's price was out of line, based on earnings estimates and the outlook for earnings growth, which declined in the second quarter.

We prefer to own stocks that are relatively inexpensive compared to others in the industry. We search from companies that have positive earnings momentum and a demonstrated ability to deliver higher earnings over time. While Intel is clearly a market leader, the stock no longer fits our parameters.

Q
   WHAT DID YOU DO WITH THE PROFITS FROM THE SALE OF INTEL SHARES?*
A
    The proceeds from the Intel trade were reinvested in shares of Motorola, Inc., which was in the same sector (and therefore helped us keep our neutral weighting) but was more reasonably priced for its potential.

This exchange of Intel for Motorola highlights another of our tactics: We do not try to time the market. We believe in being fully invested and in keeping shareholders' assets working in long-term securities that can meet their goals. Cash levels in the Portfolios have been consistently below 10%, the maximum amount permitted under normal market conditions by the prospectus, and have declined to 0% at times during the past year.

Q
    HOW DO YOU MANAGE THE FIXED-INCOME PORTION OF THE PORTFOLIO TO SEEK "SUPERIOR LONG-TERM RETURNS?"
A
    In general, we invest in fixed-income securities to generate income rather than capital appreciation. Entering this fiscal year, the Portfolios' fixed-income assets were predominantly allocated to U.S. Treasury securities, which provided a conservative base upon which to build. During the year, we added non-Treasuries, to move toward the weightings of the appropriate Lehman Brothers index for each Portfolio. By the end of the first quarter, the Portfolios were diversified with corporate, agency and mortgage-backed securities.

Q
    HOW DO THE FIXED-INCOME PORTIONS OF THE THREE PORTFOLIOS DIFFER?
A
    In keeping with the respective objectives of the Portfolios, the holdings are somewhat different, so that the highest overall quality and shortest average maturity and duration are reflected in Portfolio 1, which also has the shortest time horizon. At the end of the fiscal year, the average credit quality (relative level of risk of default), average maturity and duration of each Portfolio were as follows:**
--------------------------------------------------


                PORTFOLIO   PORTFOLIO   PORTFOLIO
                    1           2           3
                ----------  ----------  ----------
Credit quality        AAA         AAA         AA1
Avg. Maturity   4.30 years  5.30 years  5.40 years
Duration        3.06 years  3.75 years  3.80 years
--------------------------------------------------

Higher duration portfolios typically suffer greater losses when interest rates rise and post larger gains when rates fall. We could try to manipulate the Portfolios' results by attempting to predict the direction of interest rates and adjusting their durations accordingly. Instead, we try to maintain a neutral weighting compared to the appropriate index and concentrate more on finding fixed-income securities that may provide a higher yield for a better price and little or no additional risk.

For instance, strong corporate earnings in recent years helped corporate bonds outperform Treasury securities during the fiscal year and contributed to an overall improvement in the credit quality of corporate bonds. At the same time, relatively stable interest rates reduced the likelihood of mortgage refinancing or prepayment risk in mortgagebacked securities. We were able to use new dollars invested in the Portfolios to increase our holding of both categories, thereby adding some yield (higher current income) without significantly impacting the overall quality of the fixed-income portion of each Portfolio.

Q
    WHAT HAPPENED TO YOUR FOREIGN EQUITY ALLOCATION? HOW DO YOU MANAGE THIS PORTION OF THE PORTFOLIO TO SEEK "SUPERIOR LONG-TERM RETURNS?"
A
    By mid-year we raised the Portfolios' investments in foreign securities to their stated strategic allocations. Since then, we have maintained the allocations at or very near those target levels, despite the fact that foreign equity markets underperformed the U.S. stock market in absolute and dollar terms.

As measured in U.S. dollars, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index posted a gain of 11.36% in the first half of 1997 and 13.16% in the past twelve months.***

While foreign markets continue to lag those here at home, we believe the economies in much of Europe have potentially bottomed and are poised to recover. A benign interest rate environment and a new commitment to building shareholder value -- a well-accepted idea here in the U.S. but one that is still fairly new in Europe -- are helping. At the same time, Japan is showing signs of economic recovery after four or five arduous years, while several of the smaller Southeast Asian nations are struggling to recoup from excesses in the past two years. As a result, the two funds to which we currently entrust the foreign equities portion of each Portfolio have reduced investments in the U.K. and in Southeast Asia, and have boosted their holdings in Japan, in which they were previously underweighted. The foreign equity portion of the portfolios is managed through these two funds to seek individual securities that have relatively good value and good growth prospects. We expect that management will continue to look for superior long-term returns in foreign equities by changing the country weightings.

Q
    WHAT IS YOUR OUTLOOK FOR THE PORTFOLIOS DURING THE COMING SIX AND TWELVE MONTHS?
A
    We do not forecast the directions of the financial markets or the economy. Our approach stresses hitting target allocations and then meeting or exceeding benchmarks through individual security selection and maintaining full investment of assets.

Having said that, we must add that we cannot afford to ignore the state of the markets or the economy either. At this time, we view domestic stocks as fairly valued in general vis-a-vis bonds and international stocks and have no rationale for changing the Portfolios' allocations. As long as inflation here in the U.S. remains under control -- we believe that the Federal Reserve's choice not to change short-term rates early in July is evidence that it is under control -- and economic growth is steady, we expect to maintain the present strategic balances and to devote our energies to the selection of individual securities and diversification of each sector of the Portfolios.

  *The position in Intel Corporation was sold on June 13, 1997. At the time of sale, the percentage of Portfolios 1, 2 and 3 was 0.60%, 0.70% and 1.10%, respectively. As of June 30, 1997, Motorola, Inc.'s percentage of Portfolios 1,2, and 3 was 0.50%, 0.50% and 0.90%, respectively.

 **Portfolio composition is subject to change.

***The Morgan Stanley Capital International (MSCI) Index and Europe, Australasia and Far East (EAFE) Index are unmanaged indices and may not be invested in directly.

TIME HORIZON PORTFOLIO 1

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                                 LEHMAN BROS.
             A SHARES     B SHARES     K SHARES     S&P 500     AGGREGATE BOND

  9/5/95      10,000       9,500       10,000       10,000         10,000
12/31/95      10,327       9,818.5     10,318.5     11,039.9       10,527
 3/31/96      10,488       9,958.6     10,458.6     11,640         10,339.2
 6/30/96      10,688      10,108.7     10,608.7     12,165.5       10,398.3
 9/30/96      10,868      10,398.8     10,798.8     12,537.7       10,589.7
12/31/96      11,293      10,790.3     11,190.3     13,587.3       10,907.5
 3/30/97      11,282      10,759.5     11,159.5     13,942.7       10,847
 6/30/97      12,068      11,520       11,930.2     16,372.3       11,246.5

HOW PERFORMANCE COMPARES
The chart compares Time Horizon Portfolio 1 to the S&P 500, which is an unmanaged index typically used as a performance benchmark for equity investments, and to the Lehman Brothers Aggregate Bond Index, an unmanaged index often used as a benchmark for fixed-income investments. Hypothetical investments in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales charges, management fees, transaction costs or other expenses that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses, fees and the applicable contingent deferred sales charge on B Shares.

        AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
                              SINCE INCEPTION
                     1-YEAR      (9/5/95)

A Shares+            13.13%       10.87%
B Shares (load)       8.36%        8.08%
B Shares (no-load)   12.36%       10.12%
K Shares++           12.46%       10.17%

SEE LETTER FROM THE MANAGER FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Return figures for Class A Shares include change in share price and reinvestment of dividends, but do not include a front-end sales charge. On June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

Total return figures for Class B Shares, unless otherwise indicated, include change in share price and reinvestment of dividends, as well as the applicable 5.0% contingent deferred sales charge. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

++ The inception date of K Shares (the date K Shares were initially funded) was July 22, 1996. K Shares for Portfolio 1 did not commence operations until February 7, 1997. For this reason, performance results for K Shares prior to the commencement date reflect the performance of no-load B Shares. Shareholders with K Shares are not charged a front-end or back-end (CDSC) sales charge, but are subject to a maximum Distribution Fee or Administrative Services fee in the amount of 0.75% and a Shareholder Service Fee in the amount of 0.25%, both of which are based on the average daily net assets of K Shares. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

S&P 500 is a registered trademark of Standard & Poor's Corporation.

Neither the S&P 500, nor the Lehman Brothers Aggregate Bond Index may be invested in directly.

A CLOSER LOOK AT YOUR PORTFOLIO

                            TIME HORIZON PORTFOLIO 1
                                 EQUITY PORTION

                             SECTOR DIVERSIFICATION
                    (as a percentage of equity portion only)

                       Finance                     16.2%
                       Technology                  15.0%
                       Consumer Cyclicals          14.6%
                       Utilities                   12.4%
                       Health Care                  9.5%
                       Capital Goods                9.4%
                       Energy                       7.6%
                       Consumer Staples             7.0%
                       Basics                       6.5%
                       Transportation               1.8%

                    ----------------------------------------
                            TOP FIVE EQUITY HOLDINGS
                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                    ----------------------------------------
                    1. Coca-Cola Company              0.70%
                    2. General Electric Company       0.60%
                    3. Merck & Company, Inc.          0.60%
                    4. Microsoft Corporation          0.60%
                    5. Exxon Corporation              0.50%

                              FIXED INCOME PORTION

                               QUALITY BREAKDOWN
                    (fixed-income portion of portfolio only)


                            Treasury          49.0%
                            A                 27.2%
                            Agency            17.1%
                            AA                 6.7%

                    ----------------------------------------
                         TOP FIVE FIXED-INCOME HOLDINGS
                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                    ----------------------------------------
                    1. US Treasury Notes
                       5.375 5/31/98                   7.20%
                    2. US Treasury Notes
                       6.75 5/31/99                    5.50%
                    3. US Treasury Notes
                       6.375 5/15/99                   3.90%
                    4. US Treasury Notes
                       6.25 2/15/03                    3.80%
                    5. US Treasury Notes
                       6.25 8/31/00                    3.40%

*The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

TIME HORIZON PORTFOLIO 2

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                                  LEHMAN BROS.
             A SHARES     B SHARES     K SHARES     S&P 500     AGGREGATE BOND

  9/5/95      10,000       9,500       10,000       10,000         10,000
12/31/95      10,397       9,877.5     10,377.5     11,039.9       10,527
 3/31/96      10,558      10,027.6     10,527.6     11,640         10,339.2
 6/30/96      10,748      10,187.7     10,687.7     12,165.5       10,398.3
 9/30/96      10,988      10,507.8     10,907.8     12,537.7       10,589.7
12/31/96      11,498      10,997.5     11,400.1     13,587.3       10,907.5
 3/31/97      11,446      10,905.7     11,318.2     13,942.7       10,847
 6/30/97      12,473      11,895.5     12,322       16,372.3       11,246.5

HOW PERFORMANCE COMPARES
The chart compares Time Horizon Portfolio 2 to the S&P 500, which is an unmanaged index typically used as a performance benchmark for equity investments, and to the Lehman Brothers Aggregate Bond Index, an unmanaged index often used as a benchmark for fixed-income investments. Hypothetical investments in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales charges, management fees, transaction costs or other expenses that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses, fees and the applicable contingent deferred sales charge on B Shares.

        AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
                              SINCE INCEPTION
                     1-YEAR      (9/5/95)

A Shares+            16.05%       12.89%
B Shares (load)      11.04%       10.00%
B Shares (no-load)   15.04%       12.01%
K Shares++           15.29%       12.14%

SEE LETTER FROM THE MANAGER FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Return figures for Class A Shares include change in share price and reinvestment of dividends, but do not include a front-end sales charge. On June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

Total return figures for Class B Shares, unless otherwise indicated, include change in share price and reinvestment of dividends, as well as the applicable 5.0% contingent deferred sales charge. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

++ The inception date of K Shares (the date K Shares were initially funded) was July 22, 1996. K Shares for Portfolio 2 did not commence operations until October 18, 1996. For this reason, performance results for K Shares prior to the commencement date reflect the performance of no-load B Shares. Shareholders with K Shares are not charged a front-end or back-end (CDSC) sales charge, but are subject to a maximum Distribution Fee or Administrative Services fee in the amount of 0.75% and a Shareholder Service Fee in the amount of 0.25%, both of which are based on the average daily net assets of K Shares. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

S&P 500 is a registered trademark of Standard & Poor's Corporation.

Neither the S&P 500, nor the Lehman Brothers Aggregate Bond Index may be invested in directly.

A CLOSER LOOK AT YOUR PORTFOLIO

                            TIME HORIZON PORTFOLIO 2
                                 EQUITY PORTION

                             SECTOR DIVERSIFICATION
                    (as a percentage of equity portion only)

                         Finance                 16.0%
                         Technology              15.1%
                         Cyclicals               14.3%
                         Utilities               12.1%
                         Health Care              9.7%
                         Capital Goods            9.3%
                         Energy                   7.8%
                         Staples                  7.6%
                         Basics                   6.4%
                         Transportation           1.7%
                    ----------------------------------------
                            TOP FIVE EQUITY HOLDINGS
                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                    ----------------------------------------
                    1. General Electric Company        0.80%
                    2. Microsoft Corporation           0.80%
                    3. Coca-Cola Company               0.70%
                    4. Merck & Company, Inc.           0.70%
                    5. Exxon Corporation               0.60%

                              FIXED INCOME PORTION

                               QUALITY BREAKDOWN
                    (fixed-income portion of portfolio only)

                            Treasury          41.3%
                            A                 29.7%
                            Agency            21.7%
                            AA                 7.3%

                    ----------------------------------------
                         TOP FIVE FIXED-INCOME HOLDINGS
                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                    ----------------------------------------
                    1. US Treasury Notes
                       6.25 2/15/03                     5.50%
                    2. US Treasury Notes
                       6.50 5/15/05                     4.40%
                    3. US Treasury Notes
                       6.75 5/31/99                     3.50%
                    4. US Treasury Notes
                       6.25 8/31/00                     3.30%
                    5. FHLMC 7.00 5/01/04               2.80%

*The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

TIME HORIZON PORTFOLIO 3

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                                  LEHMAN BROS.
             A SHARES     B SHARES     K SHARES     S&P 500     AGGREGATE BOND

  9/5/95      10,000       9,500       10,000       10,000         10,000
12/31/95      10,436       9,938.1     10,438.1     11,039.9       10,527
 3/31/96      10,696      10,168.1     10,668.1     11,640         10,339.2
 6/30/96      10,946      10,398       10,898       12,165.5       10,398.3
 9/30/96      11,206      10,738       11,318       12,537.7       10,589.7
12/31/96      11,847      11,342.4     11,742.4     13,587.3       10,907.5
 3/30/97      11,806      11,281.5     11,691.7     13,942.7       10,847
 6/30/97      13,203      12,640.3     13,070.7     16,372.3       11,246.5

HOW PERFORMANCE COMPARES
The chart compares Time Horizon Portfolio 3 to the S&P 500, which is an unmanaged index typically used as a performance benchmark for equity investments, and to the Lehman Brothers Aggregate Bond Index, an unmanaged index often used as a benchmark for fixed-income investments. Hypothetical investments in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales charges, management fees, transaction costs or other expenses that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses, fees and the applicable contingent deferred sales charge on B Shares.

         AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------
                              SINCE INCEPTION
                     1-YEAR      (9/5/95)

A Shares+            20.62%       16.48%
B Shares (load)      15.66%       13.72%
B Shares (no-load)   19.66%       15.69%
K Shares++           19.94%       15.83%

SEE LETTER FROM THE MANAGER FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Return figures for Class A Shares include change in share price and reinvestment of dividends, but do not include a front-end sales charge. On June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

Total return figures for Class B Shares, unless otherwise indicated, include change in share price and reinvestment of dividends, as well as the applicable 5.0% contingent deferred sales charge. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Funds performance.

++ The inception date of K Shares (the date K Shares were initially funded) was July 22, 1996. K Shares for Portfolio 3 did not commence operations until January 28, 1997. For this reason, performance results for K Shares prior to the commencement date reflect the performance of no-load B Shares. Shareholders with K Shares are not charged a front-end or back-end (CDSC) sales charge, but are subject to a maximum Distribution Fee or Administrative Services fee in the amount of 0.75% and a Shareholder Service Fee in the amount of 0.25%, both of which are based on the average daily net assets of K Shares. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time which would reduce the Fund's performance.

S&P 500 is a registered trademark of Standard & Poor's Corporation.

Neither the S&P 500, nor the Lehman Brothers Aggregate Bond Index may be invested in directly.

A CLOSER LOOK AT YOUR PORTFOLIO

                            TIME HORIZON PORTFOLIO 3
                                 EQUITY PORTION

                             SECTOR DIVERSIFICATION
                    (as a percentage of equity portion only)

                          Finance                16.1%
                          Technology             15.0%
                          Cyclicals              14.7%
                          Utilities              12.5%
                          Health Care             9.5%
                          Capital Goods           9.4%
                          Energy                  7.6%
                          Staples                 6.9%
                          Basics                  6.5%
                          Transportation          1.8%

                    ----------------------------------------
                            TOP FIVE EQUITY HOLDINGS
                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                    ----------------------------------------
                    1. General Electric Company        1.30%
                    2. Microsoft Corporation           1.30%
                    3. Coca-Cola Company               1.20%
                    4. Merck & Company, Inc.           1.20%
                    5. Exxon Corporation               1.00%

                              FIXED INCOME PORTION

                               QUALITY BREAKDOWN
                    (fixed-income portion of portfolio only)

                            A                 38.7%
                            Agency            28.5%
                            Treasury          23.2%
                            AA                 9.5%

                    ----------------------------------------
                         TOP FIVE FIXED-INCOME HOLDINGS
                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                    ----------------------------------------
                    1. US Treasury Notes
                       6.50 5/15/05                    2.10%
                    2. FHLMC 7.00 5/01/04              1.90%
                    3. FHLMC 6.50 6/01/04              1.50%
                    4. US Treasury Notes
                       6.25 8/31/00                    1.50%
                    5. FNMA 7.00 6/01/04               1.20%

*The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
June 30, 1997
--------------------------------------------------------------------------------

                                               PORTFOLIO 1   PORTFOLIO 2   PORTFOLIO 3
                                               -----------   -----------   -----------
ASSETS:
Investments in securities, at value (cost
  $37,022,653, $40,532,746, and $42,375,640,
  respectively)..............................  $39,871,030   $44,693,531   $48,179,350
Cash.........................................          628           192         3,532
Interest and dividends receivable............      294,886       308,174       194,832
Receivable for capital shares sold...........       14,350        72,751        95,552
Receivable for investment securities sold....      143,931       224,052       312,991
Unamortized organization costs...............       16,175        15,732        14,605
Prepaid expenses.............................       19,894        24,018        26,712
                                               -----------   -----------   -----------
  Total Assets...............................   40,360,894    45,338,450    48,827,574
                                               -----------   -----------   -----------
LIABILITIES:
Payable for investment securities
  purchased..................................      144,408       238,043       328,990
Payable for capital shares redeemed..........      108,886        37,014        39,754
Management fees payable......................        6,579         8,062         5,768
Shareholder service fees payable (A, B and K
  Shares)....................................        8,224         9,162         9,802
12b-1 fees payable (B and K Shares)..........       19,520        20,840        23,056
Transfer agent fees payable..................        5,691         2,434         5,392
Audit fees payable...........................       10,221         8,333         5,847
Legal fees payable...........................        7,928         9,848        16,075
Printing fees payable........................       28,458        30,214        23,727
Other accrued expenses.......................       12,174        11,145         5,166
                                               -----------   -----------   -----------
  Total Liabilities..........................      352,089       375,095       463,577
                                               -----------   -----------   -----------
NET ASSETS...................................  $40,008,805   $44,963,355   $48,363,997
                                               ===========   ===========   ===========
Net Assets:
  A Shares...................................  $ 8,383,530   $10,898,940   $10,483,372
  B Shares...................................   31,608,928    33,964,783    37,786,720
  K Shares...................................       16,347        99,632        93,905
                                               -----------   -----------   -----------
  Total......................................  $40,008,805   $44,963,355   $48,363,997
                                               ===========   ===========   ===========

Shares Outstanding (no par value, unlimited
  shares authorized):
  A Shares...................................      718,317       897,160       809,303
  B Shares...................................    2,725,785     2,817,680     2,938,300
  K Shares...................................        1,409         8,280         7,288
                                               -----------   -----------   -----------
  Total......................................    3,445,511     3,723,120     3,754,891
                                               ===========   ===========   ===========
Net asset value
  A Shares -- offering price per share.......  $     11.67   $     12.15   $     12.95
                                               ===========   ===========   ===========
  B Shares -- offering price per share.......  $     11.60   $     12.05   $     12.86
                                               ===========   ===========   ===========
  K Shares -- offering price per share.......  $     11.61   $     12.03   $     12.89
                                               ===========   ===========   ===========
COMPOSITION OF NET ASSETS:
Capital......................................  $36,208,804   $39,675,771   $41,218,607
Accumulated undistributed net investment
  income.....................................      532,155       455,883       293,304
Accumulated net realized gains on investment
  transactions...............................      419,469       670,916     1,048,376
Net unrealized appreciation of investments...    2,848,377     4,160,785     5,803,710
                                               -----------   -----------   -----------
NET ASSETS, JUNE 30, 1997....................  $40,008,805   $44,963,355   $48,363,997
                                               ===========   ===========   ===========

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the year ended June 30, 1997
--------------------------------------------------------------------------------

                                            PORTFOLIO 1    PORTFOLIO 2    PORTFOLIO 3
                                            -----------    -----------    -----------
INVESTMENT INCOME:
  Interest................................  $1,337,024     $1,148,780     $  735,306
  Dividends...............................     221,596        345,391        451,152
                                            ----------     ----------     ----------
    Total Income..........................   1,558,620      1,494,171      1,186,458
                                            ----------     ----------     ----------
EXPENSES:
  Management fees.........................     202,553        216,727        211,743
  Shareholder service fees (A Shares).....      20,127         23,127         20,221
  Shareholder service fees (B Shares).....      64,257         67,041         67,888
  Shareholder service fees (K Shares).....          12            107             76
  12b-1 fees (B Shares)...................     192,599        200,979        203,525
  12b-1 fees (K Shares)...................          27            224            158
  Accounting fees.........................      30,342         30,262         30,228
  Custodian fees..........................      27,017         28,197         24,935
  Transfer agent fees.....................      56,005         61,572         70,883
  Legal fees..............................      29,694         33,902         39,020
  Audit fees..............................       9,490          7,845          5,134
  Organization costs......................       5,110          5,110          4,380
  Trustees' fees..........................      21,486         21,173         19,966
  Registration and filing fees............      52,531         51,339         47,675
  Reports to shareholders.................      37,153         42,620         38,593
  Other expenses..........................       4,719          3,474          2,193
                                            ----------     ----------     ----------
    Total Expenses........................     753,122        793,699        786,618
  Less: Fee waivers.......................    (218,330)      (227,686)      (225,934)
                                            ----------     ----------     ----------
    Total Net Expenses....................     534,792        566,013        560,684
                                            ----------     ----------     ----------
NET INVESTMENT INCOME.....................   1,023,828        928,158        625,774
NET REALIZED/UNREALIZED GAINS ON
  INVESTMENTS:
    Net realized gains on investment
      transactions........................     435,557        526,465        890,937
    Net change in unrealized appreciation
      on investments......................   2,656,028      4,001,664      5,494,585
                                            ----------     ----------     ----------
Net realized/unrealized gains on
  investments.............................   3,091,585      4,528,129      6,385,522
                                            ----------     ----------     ----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................  $4,115,413     $5,456,287     $7,011,296
                                            ==========     ==========     ==========

---------------
See Notes to Financial Statements.

                           (Intentionally Left Blank)

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   PORTFOLIO 1
                                                          -----------------------------
                                                           YEAR ENDED      PERIOD ENDED
                                                            JUNE 30,         JUNE 30,
                                                              1997           1996(a)
                                                          ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................   $ 1,023,828      $    377,434(b)
  Net realized gains on investment transactions........       435,557           107,472
  Net change in unrealized appreciation of
    investments........................................     2,656,028           192,349
                                                          -----------       -----------
Change in net assets resulting from operations.........     4,115,413           677,255
                                                          -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares...........................................      (235,826)          (15,257)
    B Shares...........................................      (585,618)          (32,683)
    K Shares(c)........................................           (27)               --
  Net realized gains from investment transactions
    A Shares...........................................       (32,408)               --
    B Shares...........................................       (90,844)               --
    K Shares(c)........................................            (4)               --
                                                          -----------       -----------
Change in net assets from shareholder distributions....      (944,727)          (47,940)
                                                          -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................    17,998,235        27,464,750
  Dividends reinvested.................................       891,487            38,330
  Cost of shares redeemed..............................    (7,904,517)       (2,279,481)
                                                          -----------       -----------
Change in net assets from capital share transactions...    10,985,205        25,223,599
                                                          -----------       -----------
Change in net assets...................................    14,155,891        25,852,914
NET ASSETS:
  Beginning of year....................................    25,852,914                --
                                                          -----------       -----------
  End of year..........................................   $40,008,805      $ 25,852,914
                                                          ===========       ===========

---------------
(a) Period from September 5, 1995 (inception date) to June 30, 1996.
(b) Includes income earned during the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).
(c) Period from July 22, 1996 (inception date) to June 30, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               PORTFOLIO 2                      PORTFOLIO 3
       ----------------------------     ----------------------------
       YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED
        JUNE 30,         JUNE 30,        JUNE 30,         JUNE 30,
          1997           1996(a)           1997           1996(a)
       -----------     ------------     -----------     ------------
       $   928,158     $    318,369(b)  $   625,774     $    223,429(b)
           526,465          147,373         890,937          159,812
         4,001,664          159,121       5,494,585          309,125
       -----------      -----------     -----------      -----------
         5,456,287          624,863       7,011,296          692,366
       -----------      -----------     -----------      -----------
          (229,351)         (15,619)       (151,395)          (9,321)
          (522,814)         (22,247)       (377,979)         (16,511)
              (821)              --             (17)              --
              (698)              --            (700)              --
            (2,013)              --          (2,349)              --
                (3)              --              --               --
       -----------      -----------     -----------      -----------
          (755,700)         (37,866)       (532,440)         (25,832)
       -----------      -----------     -----------      -----------
        19,815,954       27,032,533      23,714,685       23,645,035
           744,721           32,856         527,344           21,147
        (6,036,471)      (1,913,822)     (4,831,133)      (1,858,471)
       -----------      -----------     -----------      -----------
        14,524,204       25,151,567      19,410,896       21,807,711
       -----------      -----------     -----------      -----------
        19,224,791       25,738,564      25,889,752       22,474,245
        25,738,564               --      22,474,245               --
       -----------      -----------     -----------      -----------
       $44,963,355     $ 25,738,564     $48,363,997     $ 22,474,245
       ===========      ===========     ===========      ===========

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
COMMON STOCKS -- 30.6%
ADVERTISING -- 0.2%
  Omnicom Group...........................................     1,200      $    73,950
                                                                          -----------
AEROSPACE/DEFENSE -- 0.7%
  Lockheed Martin Corp....................................       800           82,850
  Parker-Hannifin Corp....................................       800           48,550
  Thiokol Corp............................................       500           35,000
  United Technologies Corp................................     1,400          116,200
                                                                          -----------
                                                                              282,600
                                                                          -----------
AIR TRANSPORTATION -- 0.1%
  Airborne Freight Corp...................................       500           20,938
  UAL Corp. (b)...........................................       400           28,625
                                                                          -----------
                                                                               49,563
                                                                          -----------
AUTOMOBILES & TRUCKS -- 0.4%
  Ford Motor Co...........................................     2,600           98,150
  General Motors Corp.....................................     1,000           55,688
                                                                          -----------
                                                                              153,838
                                                                          -----------
BANKS -- 2.8%
  AmSouth Bancorporation..................................     1,200           45,375
  Barnett Banks, Inc......................................     2,000          105,000
  Chase Manhattan Corp....................................     1,000           97,063
  Citicorp................................................       600           72,338
  Comerica, Inc...........................................     1,600          108,799
  First of America Bank Corp..............................     1,200           54,900
  First Union Corp. (N.C.)................................     1,400          129,499
  Fleet Financial Group, Inc..............................       800           50,600
  Marshall & Ilsley Corp..................................       900           36,563
  Mellon Bank Corp........................................     2,200           99,275
  Mercantile Bankshares, Corp.............................       900           36,000
  NationsBank Corp........................................     1,000           64,500
  Northern Trust Corp.....................................     1,100           53,213
  Regions Financial Corp..................................     1,600           50,600
  State Street Corp.......................................     2,800          129,499
                                                                          -----------
                                                                            1,133,224
                                                                          -----------
BEVERAGES -- 0.9%
  Coca-Cola Co............................................     3,800          265,050
  Coca-Cola Enterprises...................................       900           20,700
  PepsiCo, Inc............................................     1,900           71,369
                                                                          -----------
                                                                              357,119
                                                                          -----------
BREWERIES -- 0.1%
  Adolph Coors Co., Class B...............................       700           18,638
  Anheuser-Busch Cos., Inc................................       700           29,356
                                                                          -----------
                                                                               47,994
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
BUILDING MATERIALS -- 0.1%
  Southdown, Inc. ........................................     1,100      $    47,988
                                                                          -----------
BUSINESS SERVICES -- 0.3%
  AccuStaff, Inc. (b).....................................     1,200           28,425
  ACNielson Corp. (b).....................................       900           17,663
  CUC International, Inc. (b).............................     2,200           56,787
                                                                          -----------
                                                                              102,875
                                                                          -----------
CHEMICALS - PETRO & INORGANIC -- 0.1%
  Dow Chemical Co. .......................................       400           34,850
                                                                          -----------
CHEMICALS - SPECIALTY -- 0.6%
  Air Products & Chemicals, Inc. .........................       800           65,000
  Cytec Industries, Inc. (b)..............................     1,000           37,375
  Ecolab, Inc. ...........................................       900           42,975
  Lubrizol Corp. .........................................     1,500           62,906
  Nalco Chemical Co. .....................................       800           30,900
                                                                          -----------
                                                                              239,156
                                                                          -----------
COMPUTER SOFTWARE -- 1.1%
  BMC Software, Inc. (b)..................................     1,100           60,913
  Cadence Design Systems, Inc. (b)........................     1,000           33,500
  Compuware Corp. (b).....................................     1,000           47,750
  McAfee Associates, Inc. (b).............................       400           25,250
  Microsoft Corp. (b).....................................     2,000          252,749
                                                                          -----------
                                                                              420,162
                                                                          -----------
COMPUTERS - MAIN & MINI -- 1.1%
  Compaq Computer Corp. (b)...............................     1,000           99,249
  Dell Computer Corp. (b).................................       900          105,693
  HBO & Company...........................................     1,100           75,763
  International Business Machines.........................       600           54,113
  Stratus Computer, Inc. (b)..............................       800           40,000
  Sun Microsystems, Inc. (b)..............................     1,700           63,272
                                                                          -----------
                                                                              438,090
                                                                          -----------
COMPUTERS - PERIPHERAL EQUIPMENT -- 0.3%
  3Com Corp. (b)..........................................     1,375           61,875
  Adaptec, Inc. (b).......................................       900           31,275
  Quantum Corp. (b).......................................     2,000           40,750
                                                                          -----------
                                                                              133,900
                                                                          -----------
CONTAINERS -- 0.1%
  Owens-Illinois, Inc. (b)................................     1,100           34,100
                                                                          -----------
COSMETICS & TOILETRIES -- 0.2%
  Avon Products, Inc. ....................................     1,000           70,563
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
DIVERSIFIED PRODUCTS -- 0.8%
  E.I. du Pont de Nemours.................................     2,800      $   176,050
  Tyco International Ltd. ................................     1,900          132,169
                                                                          -----------
                                                                              308,219
                                                                          -----------
ELECTRICAL EQUIPMENT -- 1.0%
  General Electric........................................     3,800          248,424
  Honeywell, Inc. ........................................     1,100           83,463
  Teradyne, Inc. (b)......................................     1,300           51,025
                                                                          -----------
                                                                              382,912
                                                                          -----------
ELECTRONIC COMPONENTS -- 0.9%
  Altera Corp. (b)........................................       800           40,400
  Applied Materials, Inc. (b).............................       600           42,488
  Maxim Integrated Products (b)...........................       800           45,500
  Motorola, Inc. .........................................     2,500          190,000
  SCI Systems Inc. (b)....................................       200           12,750
  Solectron Corp. (b).....................................       400           28,000
  Xilinx, Inc. (b)........................................       400           19,625
                                                                          -----------
                                                                              378,763
                                                                          -----------
ENGINEERING & CONSTRUCTION -- 0.1%
  Crane Co. ..............................................       900           37,631
                                                                          -----------
ENTERTAINMENT -- 0.4%
  King World Productions, Inc. ...........................     1,000           35,000
  MGM Grand, Inc. (b).....................................       600           22,200
  The Walt Disney Co. ....................................     1,219           97,825
                                                                          -----------
                                                                              155,025
                                                                          -----------
FINANCIAL SERVICES -- 0.8%
  Bear Stearns Companies, Inc. ...........................     1,935           66,153
  Franklin Resources, Inc. ...............................       700           50,794
  Morgan Stanley Dean Witter Discover & Co. ..............     2,800          120,575
  Travelers Group, Inc. ..................................     1,300           81,981
                                                                          -----------
                                                                              319,503
                                                                          -----------
FOOD & RELATED -- 0.8%
  ConAgra, Inc. ..........................................     1,400           89,775
  Dean Foods Co. .........................................     1,100           44,413
  DEKALB Genetics Corp., Class B..........................       300           23,925
  Hershey Foods Corp. ....................................       900           49,781
  Interstate Bakeries Corp. ..............................       900           53,381
  Sara Lee Corp. .........................................     1,700           70,763
                                                                          -----------
                                                                              332,038
                                                                          -----------
FOREST & PAPER PRODUCTS -- 0.3%
  James River Corporation of Virginia.....................     2,200           81,400
  Mead Corp. .............................................       700           43,575
                                                                          -----------
                                                                              124,975
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
FURNITURE & FURNISHINGS -- 0.2%
  Armstrong World Industries, Inc. .......................       400      $    29,350
  Leggett & Platt, Inc. ..................................     1,500           64,500
                                                                          -----------
                                                                               93,850
                                                                          -----------
HOTEL MANAGEMENT & RELATED SERVICES -- 0.2%
  HFS, Inc. (b)...........................................       800           46,400
  Promus Hotel Corp. (b)..................................       700           27,125
                                                                          -----------
                                                                               73,525
                                                                          -----------
HOUSEHOLD - GENERAL PRODUCTS -- 0.6%
  Clorox Co. .............................................       600           79,200
  Dial Corp. .............................................     2,000           31,250
  Proctor & Gamble Co. ...................................     1,000          141,250
                                                                          -----------
                                                                              251,700
                                                                          -----------
INDUSTRIAL GOODS & SERVICES -- 0.2%
  Xerox Corporation.......................................       800           63,100
                                                                          -----------
INSURANCE -- 1.1%
  Allstate Insurance......................................     1,200           87,599
  CIGNA Corp. ............................................       400           71,000
  Conseco, Inc. ..........................................     1,800           66,600
  Equitable Companies, Inc. ..............................     1,800           59,850
  EXEL Ltd. ..............................................     1,000           52,750
  SunAmerica, Inc. .......................................     1,300           63,375
  Torchmark Corp. ........................................       700           49,875
                                                                          -----------
                                                                              451,049
                                                                          -----------
LEISURE TIME INDUSTRIES -- 0.0%
  Callaway Golf Co. ......................................       500           17,750
                                                                          -----------
MACHINERY & EQUIPMENT -- 0.5%
  AGCO Corp. .............................................     1,200           43,125
  Caterpillar, Inc. ......................................       600           64,425
  Harsco Corp. ...........................................       900           36,450
  Ingersoll-Rand Co. .....................................       700           43,225
  Trinity Industries......................................       800           25,400
                                                                          -----------
                                                                              212,625
                                                                          -----------
MEDICAL EQUIPMENT & SUPPLIES -- 0.2%
  Allegiance Corp. .......................................       700           19,075
  Beckman Instruments, Inc. ..............................       800           38,600
  U.S. Surgical Corp. ....................................       900           33,525
                                                                          -----------
                                                                               91,200
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
MEDICAL HOSPITAL MANAGEMENT SERVICES -- 0.6%
  Health Care & Retirement Corp. (b)......................       750      $    25,031
  Healthcare Compare Corp. (b)............................       800           41,900
  Oxford Health Plans, Inc. (b)...........................       900           64,576
  Phycor, Inc. (b)........................................     1,600           55,100
  Tenet Healthcare Corp. .................................     1,300           38,431
                                                                          -----------
                                                                              225,038
                                                                          -----------
METAL FABRICATION -- 0.2%
  Precision Castparts Corp. ..............................       800           47,700
  Timken Co. .............................................     1,000           35,563
                                                                          -----------
                                                                               83,263
                                                                          -----------
METALS - DIVERSIFIED -- 0.1%
  Phelps Dodge Corp. .....................................       700           59,631
                                                                          -----------
MOTOR VEHICLE PARTS -- 0.2%
  Dana Corp. .............................................     1,300           49,400
  Magna International, Inc., Class A......................       300           18,056
                                                                          -----------
                                                                               67,456
                                                                          -----------
OIL & GAS -- 2.6%
  Camco International, Inc. ..............................       500           27,375
  Columbia Gas System, Inc. ..............................       700           45,675
  Ensco International, Inc. (b)...........................       700           36,925
  Exxon Corp. ............................................     3,000          184,499
  Kerr-McGee Corp. .......................................       200           12,675
  Mobil Corp. ............................................     1,400           97,825
  Murphy Oil Corporation..................................       200            9,750
  Parker & Parsley Petro Co. .............................     1,400           49,525
  Pennzoil Co. ...........................................       300           23,025
  Philips Petroleum Co. ..................................     1,800           78,750
  Royal Dutch Petroleum...................................     1,600           86,400
  Smith International, Inc. (b)...........................       700           42,525
  Texaco, Inc. ...........................................       900           97,875
  Tidewater, Inc. ........................................     2,600          114,400
  USX-Marathon Group......................................     2,600           75,075
  Valero Energy Corp. ....................................     1,100           39,875
                                                                          -----------
                                                                            1,022,174
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
PHARMACEUTICALS -- 2.5%
  Abbott Laboratories.....................................     1,000      $    66,750
  Bergen Brunswig Corp., Class A..........................     1,250           34,844
  Bristol-Myers Squibb Co. ...............................     2,200          178,199
  Cardinal Health, Inc. ..................................       600           34,350
  Johnson & Johnson.......................................     2,500          160,938
  Merck & Co., Inc. ......................................     2,200          227,699
  Perrigo Company (b).....................................     2,400           30,000
  Pfizer, Inc. ...........................................       800           95,600
  Schering-Plough.........................................     2,600          124,475
  Watson Pharmaceutical, Inc. (b).........................       900           38,025
                                                                          -----------
                                                                              990,880
                                                                          -----------
PUBLISHING -- 0.3%
  American Greetings, Class A.............................       300           11,138
  Houghton Mifflin Co. ...................................       200           13,350
  New York Times Co., Class A.............................     1,600           80,800
  Washington Post, Class B................................        70           27,860
                                                                          -----------
                                                                              133,148
                                                                          -----------
RAILROAD -- 0.2%
  Norfolk Southern Corp. .................................       900           90,675
                                                                          -----------
RECREATIONAL VEHICLES -- 0.1%
  Polaris Industries, Inc. ...............................       900           29,306
                                                                          -----------
RESTAURANTS -- 0.1%
  Applebee's International Inc. ..........................     1,200           32,100
                                                                          -----------
RETAIL - APPAREL -- 0.5%
  Liz Claiborne, Inc. ....................................       500           23,313
  Ross Stores, Inc. ......................................     1,500           49,031
  TJX Companies, Inc. ....................................     4,400          116,050
                                                                          -----------
                                                                              188,394
                                                                          -----------
RETAIL - FOOD STORES -- 0.2%
  American Stores Co. ....................................     1,300           64,188
                                                                          -----------
RETAIL - GEN MERCHANDISE -- 0.2%
  Dayton Hudson Corp. ....................................     1,300           69,144
  Family Dollar Stores, Inc. .............................     1,100           29,975
                                                                          -----------
                                                                               99,119
                                                                          -----------
RETAIL - OFFICE SUPPLY -- 0.2%
  OfficeMax, Inc. (b).....................................     2,500           36,094
  U.S. Office Products Co. (b)............................       800           24,450
                                                                          -----------
                                                                               60,544
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
RETAIL - SPECIALTY STORES -- 0.4%
  Bed Bath & Beyond, Inc. (b).............................     1,500      $    45,563
  Home Depot, Inc. .......................................     1,900          130,981
                                                                          -----------
                                                                              176,544
                                                                          -----------
SECURITY SERVICES -- 0.1%
  Pittston Brink's Group..................................       900           27,000
                                                                          -----------
STEEL -- 0.2%
  AK Steel Holding Corp. .................................       700           30,888
  USX-U.S. Steel Group, Inc. .............................     1,500           52,593
                                                                          -----------
                                                                               83,481
                                                                          -----------
TELECOMMUNICATIONS -- 0.4%
  Harris Corp. ...........................................     1,100           92,400
  Lucent Technologies, Inc. ..............................     1,200           86,475
                                                                          -----------
                                                                              178,875
                                                                          -----------
TELECOMMUNICATIONS - EQUIPMENT -- 0.3%
  ADC Telecommunications, Inc. (b)........................     1,100           36,713
  Tellabs, Inc. (b).......................................     1,400           78,225
                                                                          -----------
                                                                              114,938
                                                                          -----------
TEXTILE -- 0.2%
  Jones Apparel Group, Inc. (b)...........................       900           42,975
  Tommy Hilfiger Corp. (b)................................       900           36,169
                                                                          -----------
                                                                               79,144
                                                                          -----------
TOBACCO -- 0.5%
  Philip Morris Co., Inc. ................................     3,900          173,063
  Universal Corp. ........................................       400           12,700
                                                                          -----------
                                                                              185,763
                                                                          -----------
TOYS -- 0.1%
  Hasbro, Inc. ...........................................     2,000           56,750
                                                                          -----------
TRUCKING & SHIPPING -- 0.1%
  CNF Transportation, Inc. ...............................       900           29,025
                                                                          -----------
UTILITIES - ELECTRIC -- 1.4%
  Boston Edison Co. ......................................     1,900           50,113
  CMS Energy Corp. .......................................     2,100           74,025
  Consolidated Edison Company of New York, Inc. ..........     1,600           47,100
  DQE, Inc. ..............................................     1,900           53,675
  FPL Group, Inc. ........................................     1,700           78,305
  GPU, Inc. ..............................................     3,500          125,562
  Illinova Corp. .........................................     2,100           46,200
  Northern States Power...................................       800           41,400
  Public Service Company of New Mexico....................     2,300           41,113
                                                                          -----------
                                                                              557,493
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
UTILITIES - GAS & PIPELINE -- 0.2%
  Consolidated Natural Gas Co. ...........................       400      $    21,525
  MCN Corp. ..............................................     1,200           36,750
  NICOR, Inc. ............................................     1,000           35,875
                                                                          -----------
                                                                               94,150
                                                                          -----------
UTILITIES - TELEPHONE -- 1.5%
  Ameritech Corp. ........................................     1,700          115,493
  BellSouth Corp. ........................................     2,700          125,212
  LCI International, Inc. (b).............................     2,400           52,500
  SBC Communications, Inc. ...............................     1,800          111,375
  Southern New England Telecommunications.................       900           34,988
  U.S. West Communications Group..........................     1,600           60,300
  Worldcom, Inc. (b)......................................     3,600          115,200
                                                                          -----------
                                                                              615,068
                                                                          -----------
TOTAL COMMON STOCKS (COST $9,658,525).....................                 12,257,984
                                                                          -----------
INVESTMENT COMPANIES -- 5.1%
  T. Rowe Price Foreign Equity Fund.......................    70,100        1,262,501
  T. Rowe Price International Equity Fund.................    50,500          779,720
                                                                          -----------
TOTAL INVESTMENT COMPANIES (COST $1,767,444)..............                  2,042,221
                                                                          -----------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
CORPORATE BONDS -- 21.5%
BANKS -- 0.4%
  Norwest Corp., 6.55, 12/1/06............................  $  175,000         169,094
                                                                           -----------
COMPUTERS - MAIN & MINI -- 3.2%
  International Business Machines, 5.65, 1/22/98..........     775,000         775,248
  International Business Machines, 6.375, 6/15/00.........     500,000         498,750
                                                                           -----------
                                                                             1,273,998
                                                                           -----------
ELECTRICAL EQUIPMENT -- 1.2%
  Honeywell, Inc., 6.75, 3/15/02..........................     500,000         498,750
                                                                           -----------
FINANCIAL SERVICES -- 7.0%
  Chrysler Financial Corp., 6.95, 3/25/02.................     500,000         501,250
  General Motors Acceptance Corp., 6.75, 2/7/02...........     250,000         249,375
  Household Finance Corp., 6.875, 3/1/07..................     250,000         245,313
  Household Netherlands BV, 6.125, 3/1/03.................     200,000         190,750
  International Lease Finance Corp., 6.875, 5/1/01........     500,000         501,874
  Merrill Lynch & Co., 6.00, 1/15/01......................     350,000         342,563
  Morgan Stanley Group, 8.10, 6/24/02.....................     750,000         789,374
                                                                           -----------
                                                                             2,820,499
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
FOOD & RELATED -- 1.5%
  Heinz Co., 6.875, 1/15/03...............................  $  200,000     $   200,750
  Kellogg Co., 5.90, 7/15/97..............................     400,000         400,019
                                                                           -----------
                                                                               600,769
                                                                           -----------
INDUSTRIAL GOODS & SERVICES -- 1.3%
  Xerox Corp., Putable 6/15/99, @ 100, 5.875, 6/15/37.....     500,000         500,625
                                                                           -----------
PHARMACEUTICALS -- 1.2%
  Smithkline Beecham Corp., 6.625, 10/1/01................     500,000         497,500
                                                                           -----------
RETAIL - GENERAL MERCHANDISE -- 3.3%
  J.C. Penny & Co., Putable 4/1/05, @ 100, 7.40, 4/1/37...     500,000         511,250
  Sears Roebuck Acceptance, Putable 11/15/00, @ 100, 6.15,
    11/15/05..............................................     500,000         492,500
  Wal-Mart Stores 7.25, 6/1/13............................     305,000         306,525
                                                                           -----------
                                                                             1,310,275
                                                                           -----------
TELECOMMUNICATIONS -- 0.8%
  AT&T Corp., Callable 12/1/01, @ 105.56, 8.625,
    12/1/31...............................................     300,000         318,000
                                                                           -----------
TOBACCO -- 0.9%
  Philip Morris Co., Inc., 7.50, 1/15/02..................     350,000         355,688
                                                                           -----------
UTILITIES - ELECTRIC -- 0.7%
  Southern California Edison, 6.50, 6/1/01................     265,000         262,681
                                                                           -----------
TOTAL CORPORATE BONDS (COST $8,617,318)...................                   8,607,879
                                                                           -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
  Federal Home Loan Mortgage Corporation, 8.00, 1/1/04....     181,077         185,616
  Federal Home Loan Mortgage Corporation, 7.00, 5/1/04....     348,619         350,035
                                                                           -----------
                                                                               535,651
                                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.7%
  Federal National Mortgage Association, 7.50, 6/1/03.....     434,134         440,959
  Federal National Mortgage Association, 7.00, 6/1/04.....      80,000          80,300
  Federal National Mortgage Association, 7.00, 6/1/04.....     299,747         300,868
  Federal National Mortgage Association, 6.48, 6/28/04....     750,000         742,838
  Federal National Mortgage Association, 6.50, 1/1/06.....     399,294         390,977
  Federal National Mortgage Association, 7.50, 5/1/07.....     403,801         409,212
  Federal National Mortgage Association, 7.50, 10/1/11....     740,096         750,701
  Federal National Mortgage Association, 5.50, 12/25/14...     750,000         746,497
                                                                           -----------
                                                                             3,862,352
                                                                           -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $4,383,249).............................................                   4,398,003
                                                                           -----------
U.S. TREASURY OBLIGATIONS -- 31.5%
TREASURY BILLS -- 0.1%
  U.S. Treasury Bill, 8/14/97.............................      57,000          56,641
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
TREASURY NOTES -- 31.4%
  U.S. Treasury Note, 5.375, 5/31/98......................  $2,875,000     $ 2,865,399
  U.S. Treasury Note, 6.375, 5/15/99......................   1,550,000       1,557,533
  U.S. Treasury Note, 6.75, 5/31/99.......................   2,175,000       2,199,947
  U.S. Treasury Note, 5.875, 11/15/99.....................   1,100,000       1,092,608
  U.S. Treasury Note, 6.25, 8/31/00.......................   1,367,000       1,366,070
  U.S. Treasury Note, 6.125, 9/30/00......................     300,000         298,614
  U.S. Treasury Note, 6.375, 3/31/01......................     500,000         500,510
  U.S. Treasury Note, 6.625, 6/30/01......................     200,000         201,838
  U.S. Treasury Note, 6.25, 2/15/03.......................   1,540,000       1,528,096
  U.S. Treasury Note, 6.50, 5/15/05.......................     900,000         897,687
                                                                           -----------
                                                                            12,508,302
                                                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $12,596,117)........                  12,564,943
                                                                           -----------
TOTAL INVESTMENTS (COST $37,022,653)(a) -- 99.7%..........                  39,871,030
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%.............                     137,775
                                                                           -----------
TOTAL NET ASSETS -- 100.0%................................                 $40,008,805
                                                                           ===========
Percentages indicated are based on net assets of $40,008,805.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax
    purposes by the amount of losses recognized for
    financial reporting purposes in excess of federal
    income tax reporting of approximately $2,193. Cost for
    federal income tax purposes differs from value by net
    unrealized appreciation of securities as follows:
  Unrealized appreciation.................................  $3,020,342
  Unrealized depreciation.................................    (171,965)
                                                            ----------
  Net unrealized appreciation.............................  $2,848,377
                                                            ==========
(b) Represents non-income producing securities.

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
COMMON STOCKS -- 40.2%
ADVERTISING -- 0.3%
  Omnicom Group................................................    2,200   $   135,575
                                                                           -----------
AEROSPACE/DEFENSE -- 0.9%
  Lockheed Martin Corp.........................................    1,100       113,919
  Parker-Hannifin Corp.........................................      900        54,619
  Thiokol Corp.................................................      900        63,000
  United Technologies Corp.....................................    2,000       166,000
                                                                           -----------
                                                                               397,538
                                                                           -----------
AIR TRANSPORTATION -- 0.2%
  Airborne Freight Corp........................................      900        37,688
  UAL Corp. (b)................................................      500        35,781
                                                                           -----------
                                                                                73,469
                                                                           -----------
AUTOMOBILES & TRUCKS -- 0.5%
  Ford Motor Co................................................    3,300       124,575
  General Motors Corp..........................................    1,400        77,963
                                                                           -----------
                                                                               202,538
                                                                           -----------
BANKS -- 3.6%
  AmSouth Bancorporation.......................................    2,250        85,078
  Barnett Banks, Inc...........................................    2,600       136,500
  Chase Manhattan Corp.........................................    1,400       135,888
  Citicorp.....................................................      800        96,450
  Comerica, Inc................................................    2,100       142,800
  First of America Bank Corp...................................    2,100        96,075
  First Union Corp. (N.C.).....................................    2,000       184,999
  Fleet Financial Group, Inc...................................      900        56,925
  Marshall & Ilsley Corp.......................................    1,600        65,000
  Mellon Bank Corp.............................................    2,800       126,350
  Mercantile Bankshares Corp...................................    1,500        60,000
  NationsBank Corp.............................................    1,300        83,850
  Northern Trust Corp..........................................    2,100       101,588
  Regions Financial Corp.......................................    3,000        94,875
  State Street Corp............................................    4,200       194,249
                                                                           -----------
                                                                             1,660,627
                                                                           -----------
BEVERAGES -- 1.0%
  Coca-Cola Co.................................................    4,700       327,825
  Coca-Cola Enterprises........................................    1,500        34,500
  PepsiCo, Inc.................................................    2,400        90,150
                                                                           -----------
                                                                               452,475
                                                                           -----------
BREWERIES -- 0.2%
  Adolph Coors Co., Class B....................................    1,300        34,613
  Anheuser-Busch Cos., Inc.....................................    1,000        41,937
                                                                           -----------
                                                                                76,550
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
BUILDING MATERIALS -- 0.2%
  Southdown, Inc...............................................    2,000   $    87,250
                                                                           -----------
BUSINESS SERVICES -- 0.4%
  AccuStaff, Inc. (b)..........................................    2,200        52,113
  ACNielson Corp. (b)..........................................    1,500        29,438
  CUC International, Inc. (b)..................................    3,000        77,437
                                                                           -----------
                                                                               158,988
                                                                           -----------
CHEMICALS - PETRO & INORGANIC -- 0.1%
  Dow Chemical Co..............................................      400        34,850
                                                                           -----------
CHEMICALS - SPECIALTY -- 0.9%
  Air Products & Chemicals, Inc................................    1,000        81,250
  Cytec Industries, Inc. (b)...................................    1,900        71,013
  Ecolab, Inc..................................................    1,600        76,400
  Lubrizol Corp................................................    2,600       109,037
  Nalco Chemical Co............................................    1,500        57,938
                                                                           -----------
                                                                               395,638
                                                                           -----------
COMPUTER SOFTWARE -- 1.5%
  BMC Software, Inc. (b).......................................    1,900       105,212
  Cadence Design Systems, Inc. (b).............................    1,800        60,300
  Compuware Corp. (b)..........................................    1,800        85,950
  McAfee Associates, Inc. (b)..................................      800        50,500
  Microsoft Corp. (b)..........................................    2,800       353,849
  Oracle Corp. (b).............................................      500        25,188
                                                                           -----------
                                                                               680,999
                                                                           -----------
COMPUTERS - MAIN & MINI -- 1.4%
  Compaq Computer Corp. (b)....................................    1,400       138,950
  Dell Computer Corp. (b)......................................    1,200       140,924
  HBO & Company................................................    1,700       117,088
  International Business Machines..............................      800        72,150
  Stratus Computer, Inc. (b)...................................    1,500        75,000
  Sun Microsystems, Inc. (b)...................................    2,200        81,881
                                                                           -----------
                                                                               625,993
                                                                           -----------
COMPUTERS - PERIPHERAL EQUIPMENT -- 0.5%
  3Com Corp. (b)...............................................    1,775        79,875
  Adaptec, Inc. (b)............................................    1,600        55,600
  Quantum Corp. (b)............................................    3,800        77,425
                                                                           -----------
                                                                               212,900
                                                                           -----------
CONTAINERS -- 0.1%
  Owens-Illinois, Inc. (b).....................................    2,100        65,100
                                                                           -----------
COSMETICS & TOILETRIES -- 0.2%
  Avon Products, Inc...........................................    1,200        84,675
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
DIVERSIFIED PRODUCTS -- 0.9%
  E.I. du Pont de Nemours......................................    3,600   $   226,350
  Tyco International Ltd.......................................    2,300       159,994
                                                                           -----------
                                                                               386,344
                                                                           -----------
ELECTRICAL EQUIPMENT -- 1.2%
  General Electric.............................................    5,400       353,025
  Honeywell, Inc...............................................    1,300        98,638
  Teradyne, Inc. (b)...........................................    2,400        94,200
                                                                           -----------
                                                                               545,863
                                                                           -----------
ELECTRONIC COMPONENTS -- 1.3%
  Altera Corp. (b).............................................    1,500        75,750
  Applied Materials, Inc. (b)..................................      900        63,731
  Maxim Integrated Products (b)................................    1,400        79,625
  Motorola, Inc................................................    3,000       228,000
  SCI Systems Inc. (b).........................................      400        25,500
  Solectron Corp. (b)..........................................      800        56,000
  Xilinx, Inc. (b).............................................      800        39,250
                                                                           -----------
                                                                               567,856
                                                                           -----------
ENGINEERING & CONSTRUCTION -- 0.1%
  Crane Co.....................................................    1,500        62,719
                                                                           -----------
ENTERTAINMENT -- 0.5%
  King World Productions, Inc..................................    1,500        52,500
  MGM Grand, Inc. (b)..........................................    1,200        44,400
  The Walt Disney Co...........................................    1,519       121,900
                                                                           -----------
                                                                               218,800
                                                                           -----------
FINANCIAL SERVICES -- 1.1%
  Bear Stearns Companies, Inc..................................    3,440       117,605
  Franklin Resources, Inc......................................    1,300        94,331
  Morgan Stanley Dean Witter Discover & Co.....................    3,700       159,332
  Travelers Group, Inc.........................................    1,700       107,206
                                                                           -----------
                                                                               478,474
                                                                           -----------
FOOD & RELATED -- 1.1%
  ConAgra, Inc.................................................    1,800       115,424
  Dean Foods Co................................................    2,000        80,750
  DEKALB Genetics Corp., Class B...............................      400        31,900
  Hershey Foods Corp...........................................    1,400        77,438
  Interstate Bakeries Corp.....................................    1,600        94,900
  Sara Lee Corp................................................    2,300        95,738
                                                                           -----------
                                                                               496,150
                                                                           -----------
FOREST & PAPER PRODUCTS -- 0.4%
  James River Corporation of Virginia..........................    3,300       122,100
  Mead Corp....................................................    1,000        62,250
                                                                           -----------
                                                                               184,350
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
FURNITURE & FURNISHINGS -- 0.3%
  Armstrong World Industries, Inc..............................      500   $    36,688
  Leggett & Platt, Inc.........................................    2,700       116,100
                                                                           -----------
                                                                               152,788
                                                                           -----------
HOTEL MANAGEMENT & RELATED SERVICES -- 0.2%
  HFS, Inc. (b)................................................    1,100        63,800
  Promus Hotel Corp. (b).......................................    1,200        46,500
                                                                           -----------
                                                                               110,300
                                                                           -----------
HOUSEHOLD-GENERAL PRODUCTS -- 0.8%
  Clorox Co....................................................      800       105,600
  Dial Corp....................................................    3,700        57,813
  Proctor & Gamble Co..........................................    1,400       197,750
                                                                           -----------
                                                                               361,163
                                                                           -----------
INDUSTRIAL GOODS AND SERVICES -- 0.2%
  Xerox Corporation............................................    1,100        86,763
                                                                           -----------
INSURANCE -- 1.5%
  Allstate Insurance...........................................    1,600       116,800
  CIGNA Corp...................................................      500        88,750
  Conseco, Inc.................................................    2,600        96,200
  Equitable Companies, Inc.....................................    2,400        79,800
  EXEL Ltd.....................................................    1,800        94,950
  SunAmerica, Inc..............................................    2,400       116,999
  Torchmark Corp...............................................    1,300        92,625
                                                                           -----------
                                                                               686,124
                                                                           -----------
LEISURE TIME INDUSTRIES -- 0.1%
  Callaway Golf Co.............................................    1,000        35,500
                                                                           -----------
MACHINERY AND EQUIPMENT -- 0.7%
  AGCO Corp....................................................    2,100        75,469
  Caterpillar, Inc.............................................      800        85,900
  Harsco Corp..................................................    1,700        68,850
  Ingersoll-Rand Co............................................      900        55,575
  Trinity Industries...........................................    1,400        44,450
                                                                           -----------
                                                                               330,244
                                                                           -----------
MEDICAL EQUIPMENT AND SUPPLIES -- 0.3%
  Allegiance Corp..............................................    1,200        32,700
  Beckman Instruments, Inc.....................................    1,400        67,550
  U.S. Surgical Corp...........................................    1,300        48,425
                                                                           -----------
                                                                               148,675
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
MEDICAL HOSPITAL MANAGEMENT SERVICES -- 0.8%
  Health Care & Retirement Corp. (b)...........................    1,300   $    43,388
  Healthcare Compare Corp. (b).................................    1,400        73,325
  Oxford Health Plans, Inc. (b)................................    1,600       114,799
  Phycor, Inc. (b).............................................    2,200        75,763
  Tenet Healthcare Corp........................................    1,600        47,300
                                                                           -----------
                                                                               354,575
                                                                           -----------
METAL FABRICATION -- 0.3%
  Precision Castparts Corp.....................................    1,400        83,475
  Timken Co....................................................    1,800        64,013
                                                                           -----------
                                                                               147,488
                                                                           -----------
METALS - DIVERSIFIED -- 0.2%
  Phelps Dodge Corp............................................      900        76,669
                                                                           -----------
MOTOR VEHICLE PARTS -- 0.3%
  Dana Corp....................................................    1,700        64,600
  Magna International, Inc., Class A...........................      800        48,150
                                                                           -----------
                                                                               112,750
                                                                           -----------
OIL & GAS -- 3.4%
  Camco International, Inc.....................................    1,100        60,225
  Columbia Gas System, Inc.....................................      900        58,725
  Ensco International, Inc. (b)................................    1,300        68,575
  Exxon Corp...................................................    4,200       258,299
  Kerr-McGee Corp..............................................      300        19,013
  Mobil Corp...................................................    2,200       153,725
  Murphy Oil Corporation.......................................      500        24,375
  Parker & Parsley Petro Co....................................    2,500        88,438
  Pennzoil Co..................................................      400        30,700
  Philips Petroleum Co.........................................    2,300       100,625
  Royal Dutch Petroleum........................................    2,000       108,000
  Smith International, Inc. (b)................................    1,200        72,900
  Texaco, Inc..................................................    1,200       130,500
  Tidewater, Inc...............................................    3,900       171,599
  USX-Marathon Group...........................................    3,400        98,175
  Valero Energy Corp...........................................    2,000        72,500
                                                                           -----------
                                                                             1,516,374
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
PHARMACEUTICALS -- 3.1%
  Abbott Laboratories..........................................    1,400   $    93,450
  Bergen Brunswig Corp., Class A...............................    2,250        62,719
  Bristol-Myers Squibb Co......................................    3,000       242,999
  Cardinal Health, Inc.........................................    1,150        65,838
  Johnson & Johnson............................................    3,400       218,875
  Merck & Co., Inc.............................................    2,900       300,149
  Perrigo Company (b)..........................................    4,400        55,000
  Pfizer, Inc..................................................      900       107,550
  Schering-Plough..............................................    3,600       172,350
  Watson Pharmaceutical, Inc. (b)..............................    1,600        67,600
                                                                           -----------
                                                                             1,386,530
                                                                           -----------
PUBLISHING -- 0.5%
  American Greetings, Class A..................................      400        14,850
  Houghton Mifflin Co..........................................      300        20,025
  New York Times Co., Class A..................................    2,200       111,100
  Washington Post, Class B.....................................      190        75,620
                                                                           -----------
                                                                               221,595
                                                                           -----------
RAILROAD -- 0.2%
  Norfolk Southern Corp........................................    1,100       110,825
                                                                           -----------
RECREATIONAL VEHICLES -- 0.1%
  Polaris Industries, Inc......................................    1,500        48,844
                                                                           -----------
RESTAURANTS -- 0.1%
  Applebee's International Inc.................................    2,200        58,850
                                                                           -----------
RETAIL - APPAREL -- 0.7%
  Liz Claiborne, Inc...........................................      900        41,963
  Ross Stores, Inc.............................................    2,800        91,525
  TJX Companies, Inc...........................................    6,400       168,800
                                                                           -----------
                                                                               302,288
                                                                           -----------
RETAIL - FOOD STORES -- 0.2%
  American Stores Co...........................................    1,700        83,938
                                                                           -----------
RETAIL - GEN MERCHANDISE -- 0.3%
  Dayton Hudson Corp...........................................    1,600        85,100
  Family Dollar Stores, Inc....................................    2,200        59,950
                                                                           -----------
                                                                               145,050
                                                                           -----------
RETAIL - OFFICE SUPPLY -- 0.2%
  OfficeMax, Inc. (b)..........................................    4,500        64,968
  U.S. Office Products Co. (b).................................    1,400        42,788
                                                                           -----------
                                                                               107,756
                                                                           -----------
RETAIL - SPECIALTY STORES -- 0.5%
  Bed Bath & Beyond, Inc. (b)..................................    2,200        66,825
  Home Depot, Inc..............................................    2,300       158,556
                                                                           -----------
                                                                               225,381
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                             MARKET
                     SECURITY DESCRIPTION                        SHARES       VALUE
---------------------------------------------------------------  -------   -----------
SECURITY SERVICES -- 0.1%
  Pittston Brink's Group.......................................    1,600   $    48,000
                                                                           -----------
STEEL -- 0.3%
  AK Steel Holding Corp........................................    1,100        48,538
  USX-U.S. Steel Group, Inc....................................    1,900        66,618
                                                                           -----------
                                                                               115,156
                                                                           -----------
TELECOMMUNICATIONS -- 0.5%
  Harris Corp..................................................    1,600       134,400
  Lucent Technologies, Inc.....................................    1,500       108,094
                                                                           -----------
                                                                               242,494
                                                                           -----------
TELECOMMUNICATIONS - EQUIPMENT -- 0.4%
  ADC Telecommunications, Inc. (b).............................    2,000        66,750
  Tellabs, Inc. (b)............................................    1,800       100,575
                                                                           -----------
                                                                               167,325
                                                                           -----------
TEXTILE -- 0.3%
  Jones Apparel Group, Inc. (b)................................    1,700        81,175
  Tommy Hilfiger Corp. (b).....................................    1,100        44,206
                                                                           -----------
                                                                               125,381
                                                                           -----------
TOBACCO -- 0.5%
  Philip Morris Co., Inc.......................................    4,900       217,438
  Universal Corp...............................................      800        25,400
                                                                           -----------
                                                                               242,838
                                                                           -----------
TOYS -- 0.2%
  Hasbro, Inc..................................................    2,500        70,938
                                                                           -----------
TRUCKING & SHIPPING -- 0.1%
  CNF Transportation, Inc......................................    1,600        51,600
                                                                           -----------
UTILITIES - ELECTRIC -- 2.0%
  Boston Edison Co.............................................    2,900        76,488
  CMS Energy Corp..............................................    3,700       130,425
  Consolidated Edison Company of New York, Inc.................    2,300        67,706
  DQE, Inc.....................................................    3,400        96,050
  FPL Group, Inc...............................................    2,300       105,944
  GPU, Inc.....................................................    5,600       200,899
  Illinova Corp................................................    3,800        83,600
  Northern States Power........................................    1,400        72,450
  Public Service Company of New Mexico.........................    4,200        75,075
                                                                           -----------
                                                                               908,637
                                                                           -----------
UTILITIES - GAS & PIPELINE -- 0.3%
  Consolidated Natural Gas Co..................................      500        26,906
  MCN Corp.....................................................    1,900        58,188
  NICOR, Inc...................................................    1,800        64,575
                                                                           -----------
                                                                               149,669
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                 SHARES
                                                                 ---------   MARKET
                     SECURITY DESCRIPTION                           -         VALUE
---------------------------------------------------------------            -----------
UTILITIES - TELEPHONE -- 1.9%
  Ameritech Corp...............................................    2,300   $   156,256
  BellSouth Corp...............................................    3,600       166,949
  LCI International, Inc. (b)..................................    4,400        96,250
  SBC Communications, Inc......................................    2,400       148,500
  Southern New England Telecommunications......................    1,600        62,200
  U.S. West Communications Group...............................    2,200        82,913
  Worldcom, Inc. (b)...........................................    4,400       140,800
                                                                           -----------
                                                                               853,868
                                                                           -----------
TOTAL COMMON STOCKS (COST $14,505,248).........................             18,072,097
                                                                           -----------
INVESTMENT COMPANIES -- 10.0%
  T. Rowe Price Foreign Equity Fund............................  125,900     2,267,459
  T. Rowe Price International Equity Fund......................  145,800     2,251,152
                                                                           -----------
TOTAL INVESTMENT COMPANIES (COST $3,937,067)...................              4,518,611
                                                                           -----------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
CORPORATE BONDS -- 17.7%
BANKS -- 0.5%
  Norwest Corp., 6.55, 12/1/06............................  $  250,000     $   241,563
                                                                           -----------

COMPUTERS - MAIN & MINI -- 3.1%
  International Business Machines, 5.65, 1/22/98..........     900,000         900,288
  International Business Machines, 6.375, 6/15/00.........     500,000         498,750
                                                                           -----------
                                                                             1,399,038
                                                                           -----------
ELECTRICAL EQUIPMENT -- 1.1%
  Honeywell, Inc., 6.75, 3/15/02..........................     500,000         498,750
                                                                           -----------

FINANCIAL SERVICES -- 5.2%
  Chrysler Financial Corp., 6.95, 3/25/02                      500,000         501,249
  General Motors Acceptance Corp., 6.75, 2/7/02...........     250,000         249,375
  Household Finance Corp., 6.875, 3/1/07..................     250,000         245,313
  Household Netherlands BV, 6.125, 3/1/03.................     200,000         190,750
  International Lease Finance Corp., 6.875, 5/1/01........     500,000         501,874
  Merrill Lynch & Co., 6.00, 1/15/01......................     350,000         342,563
  Morgan Stanley Group, 8.10, 6/24/02.....................     250,000         263,125
                                                                           -----------
                                                                             2,294,249
                                                                           -----------

FOOD & RELATED -- 1.1%
  Heinz Co., 6.875, 1/15/03...............................     200,000         200,750
  Kellogg Co., 5.90, 7/15/97..............................     300,000         300,014
                                                                           -----------
                                                                               500,764
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
INDUSTRIAL GOODS AND SERVICES -- 1.1%
  Xerox Corp., Putable 6/15/99, @ 100, 5.875, 6/15/37.....  $  500,000     $   500,625
                                                                           -----------

PHARMACEUTICALS -- 1.1%
  Smithkline Beecham Corp., 6.625, 10/1/01................     500,000         497,500
                                                                           -----------

RETAIL - GENERAL MERCHANDISE -- 2.9%
  J.C. Penney & Co., Putable 4/1/05, @ 100, 7.40,
    4/1/37................................................     500,000         511,250
  Sears Roebuck Acceptance, Putable 11/15/00, @ 100, 6.15,
    11/5/05...............................................     500,000         492,500
  Wal-Mart Stores 7.25, 6/1/13............................     300,000         301,500
                                                                           -----------
                                                                             1,305,250
                                                                           -----------

TELECOMMUNICATIONS -- 0.5%
  AT&T Corp., Callable 12/1/01, @ 105.56, 8.625,
    12/1/31...............................................     200,000         212,000
                                                                           -----------

TOBACCO -- 0.8%
  Philip Morris Co., Inc., 7.50, 1/15/02..................     350,000         355,688
                                                                           -----------

UTILITIES - ELECTRIC -- 0.3%
  Southern California Edison, 6.50, 6/1/01................     145,000         143,731
                                                                           -----------
TOTAL CORPORATE BONDS (COST $7,959,586)...................                   7,949,158
                                                                           -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.7%
  Federal Home Loan Mortgage Corporation, 8.00, 1/1/04....     181,077         185,616
  Federal Home Loan Mortgage Corporation, 7.00, 5/1/04....   1,245,069       1,250,125
  Federal Home Loan Mortgage Corporation, 6.50, 6/1/04....     250,000         247,030
                                                                           -----------
                                                                             1,682,771
                                                                           -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.0%
  Federal National Mortgage Association, 7.50, 6/1/03.....     434,134         440,959
  Federal National Mortgage Association, 7.00, 6/1/04.....     370,000         371,388
  Federal National Mortgage Association, 7.00, 6/1/04.....     599,494         601,735
  Federal National Mortgage Association, 6.48, 6/28/04....     750,000         742,837
  Federal National Mortgage Association, 6.50, 1/1/06.....     399,294         390,977
  Federal National Mortgage Association, 7.50, 5/1/07.....     403,801         409,212
  Federal National Mortgage Association, 7.50, 10/1/11....     370,049         375,351
  Federal National Mortgage Association, 5.50, 12/25/14...     250,000         248,833
                                                                           -----------
                                                                             3,581,292
                                                                           -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $5,256,703).............................................                   5,264,063
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
U.S. TREASURY OBLIGATIONS -- 19.8%
TREASURY BILLS -- 0.0%
  U.S. Treasury Bill, 8/14/97.............................  $    6,000     $     5,962
                                                                           -----------

TREASURY NOTES -- 19.8%
  U.S. Treasury Note, 6.375, 5/15/99......................     200,000         200,972
  U.S. Treasury Note, 6.75, 5/31/99.......................   1,550,000       1,567,779
  U.S. Treasury Note, 6.25, 8/31/00.......................   1,492,000       1,490,985
  U.S. Treasury Note, 6.125, 9/30/00......................     200,000         199,076
  U.S. Treasury Note, 6.375, 3/31/01......................   1,000,000       1,001,020
  U.S. Treasury Note, 6.25, 2/15/03.......................   2,473,000       2,453,884
  U.S. Treasury Note, 6.50, 5/15/05.......................   1,975,000       1,969,924
                                                                           -----------
                                                                             8,883,640
                                                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $8,874,142).........                   8,889,602
                                                                           -----------
TOTAL INVESTMENTS (COST $40,532,746)(a) -- 99.4%..........                  44,693,531
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%.............                     269,824
                                                                           -----------
TOTAL NET ASSETS -- 100.0%................................                 $44,963,355
                                                                           ===========
Percentages indicated are based on net assets of $44,963,355.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax
    purposes by the amount of losses recognized for
    financial reporting purposes in excess of federal
    income tax reporting of approximately $27,221. Cost
    for federal income tax purposes differs from value by
    net unrealized appreciation of securities as follows:
  Unrealized appreciation.................................  $4,335,325
  Unrealized depreciation.................................    (174,540)
                                                            ----------
  Net unrealized appreciation.............................  $4,160,785
                                                            ==========
(b) Represents non-income producing securities.

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ---------     -----------
COMMON STOCKS -- 60.3%
ADVERTISING -- 0.4%
  Omnicom Group...........................................     2,800      $   172,550
                                                                          -----------
AEROSPACE/DEFENSE -- 1.4%
  Lockheed Martin Corp. ..................................     1,900          196,769
  Parker-Hannifin Corp. ..................................     1,600           97,100
  Thiokol Corp. ..........................................     1,200           84,000
  United Technologies Corp. ..............................     3,500          290,500
                                                                          -----------
                                                                              668,369
                                                                          -----------
AIR TRANSPORTATION -- 0.3%
  Airborne Freight Corp. .................................     1,200           50,250
  UAL Corp. (b)...........................................     1,000           71,563
                                                                          -----------
                                                                              121,813
                                                                          -----------
AUTOMOBILES & TRUCKS -- 0.7%
  Ford Motor Co. .........................................     5,900          222,725
  General Motors Corp. ...................................     2,400          133,650
                                                                          -----------
                                                                              356,375
                                                                          -----------
BANKS -- 5.6%
  AmSouth Bancorporation..................................     2,850          107,766
  Barnett Banks, Inc. ....................................     5,200          272,999
  Chase Manhattan Corp. ..................................     2,500          242,656
  Citicorp................................................     1,400          168,788
  Comerica, Inc. .........................................     3,700          251,600
  First of America Bank Corp. ............................     2,700          123,525
  First Union Corp. (N.C.)................................     3,400          314,499
  Fleet Financial Group, Inc. ............................     1,800          113,850
  Marshall & Ilsley Corp. ................................     2,100           85,313
  Mellon Bank Corp. ......................................     5,000          225,625
  Mercantile Bankshares, Corp. ...........................     1,900           76,000
  NationsBank Corp. ......................................     2,300          148,350
  Northern Trust Corp. ...................................     2,700          130,613
  Regions Financial Corp. ................................     3,800          120,175
  State Street Corp. .....................................     6,200          286,749
                                                                          -----------
                                                                            2,668,508
                                                                          -----------
BEVERAGES -- 1.7%
  Coca-Cola Co. ..........................................     8,600          599,850
  Coca-Cola Enterprises...................................     1,800           41,400
  PepsiCo, Inc. ..........................................     4,300          161,519
                                                                          -----------
                                                                              802,769
                                                                          -----------
BREWERIES -- 0.2%
  Adolph Coors Co., Class B...............................     1,600           42,600
  Anheuser-Busch Cos., Inc. ..............................     1,800           75,488
                                                                          -----------
                                                                              118,088
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
BUILDING MATERIALS -- 0.2%
  Southdown, Inc. ........................................     2,600      $   113,425
                                                                          -----------
BUSINESS SERVICES -- 0.5%
  AccuStaff, Inc. (b).....................................     2,800           66,325
  ACNielson Corp. (b).....................................     1,900           37,288
  CUC International, Inc. (b).............................     5,200          134,225
                                                                          -----------
                                                                              237,838
                                                                          -----------
CHEMICALS - PETRO & INORGANIC -- 0.1%
  Dow Chemical Co. .......................................       800           69,700
                                                                          -----------
CHEMICALS - SPECIALTY -- 1.1%
  Air Products & Chemicals, Inc. .........................     1,900          154,374
  Cytec Industries, Inc. (b)..............................     2,400           89,700
  Ecolab, Inc. ...........................................     2,100          100,275
  Lubrizol Corp. .........................................     3,300          138,394
  Nalco Chemical Co. .....................................     1,900           73,388
                                                                          -----------
                                                                              556,131
                                                                          -----------
COMPUTER SOFTWARE -- 2.2%
  BMC Software, Inc. (b)..................................     2,500          138,438
  Cadence Design Systems, Inc. (b)........................     2,350           78,725
  Compuware Corp. (b).....................................     2,200          105,050
  McAfee Associates, Inc. (b).............................     1,000           63,125
  Microsoft Corp. (b).....................................     5,000          631,874
  Oracle Corp. (b)........................................     1,000           50,375
                                                                          -----------
                                                                            1,067,587
                                                                          -----------
COMPUTERS - MAIN & MINI -- 2.2%
  Compaq Computer Corp. (b)...............................     2,600          258,049
  Dell Computer Corp. (b).................................     2,100          246,619
  HBO & Company...........................................     2,500          172,188
  International Business Machines.........................     1,400          126,263
  Stratus Computer, Inc. (b)..............................     1,900           95,000
  Sun Microsystems, Inc. (b)..............................     4,000          148,875
                                                                          -----------
                                                                            1,046,994
                                                                          -----------
COMPUTERS - PERIPHERAL EQUIPMENT -- 0.7%
  3Com Corp. (b)..........................................     3,225          145,125
  Adaptec, Inc. (b).......................................     2,000           69,500
  Quantum Corp. (b).......................................     5,000          101,875
                                                                          -----------
                                                                              316,500
                                                                          -----------
CONTAINERS -- 0.2%
  Owens-Illinois, Inc. (b)................................     2,500           77,500
                                                                          -----------
COSMETICS & TOILETRIES -- 0.3%
  Avon Products, Inc. ....................................     2,300          162,294
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
DIVERSIFIED PRODUCTS -- 1.5%
  E.I. du Pont de Nemours.................................     6,800      $   427,550
  Tyco International Ltd..................................     4,600          319,988
                                                                          -----------
                                                                              747,538
                                                                          -----------
ELECTRICAL EQUIPMENT -- 2.0%
  General Electric........................................     9,900          647,212
  Honeywell, Inc. ........................................     2,500          189,688
  Teradyne, Inc. (b)......................................     3,000          117,750
                                                                          -----------
                                                                              954,650
                                                                          -----------
ELECTRONIC COMPONENTS -- 1.8%
  Altera Corp. (b)........................................     1,800           90,900
  Applied Materials, Inc. (b).............................     1,600          113,300
  Maxim Integrated Products (b)...........................     1,800          102,375
  Motorola, Inc. .........................................     5,700          433,200
  SCI Systems Inc. (b)....................................       500           31,875
  Solectron Corp. (b).....................................     1,000           70,000
  Xilinx, Inc. (b)........................................     1,000           49,063
                                                                          -----------
                                                                              890,713
                                                                          -----------
ENGINEERING & CONSTRUCTION -- 0.2%
  Crane Co. ..............................................     1,800           75,263
                                                                          -----------
ENTERTAINMENT -- 0.8%
  King World Productions, Inc. ...........................     2,100           73,500
  MGM Grand, Inc. (b).....................................     1,500           55,500
  The Walt Disney Co. ....................................     2,919          234,250
                                                                          -----------
                                                                              363,250
                                                                          -----------
FINANCIAL SERVICES -- 1.6%
  Bear Stearns Companies, Inc. ...........................     4,385          149,912
  Franklin Resources, Inc. ...............................     1,700          123,356
  Morgan Stanley Dean Witter Discover & Co. ..............     6,700          288,519
  Travelers Group, Inc. ..................................     3,200          201,800
                                                                          -----------
                                                                              763,587
                                                                          -----------
FOOD & RELATED -- 1.6%
  ConAgra, Inc. ..........................................     3,400          218,024
  Dean Foods Co. .........................................     2,500          100,938
  DEKALB Genetics Corp., Class B..........................       700           55,825
  Hershey Foods Corp. ....................................     2,200          121,688
  Interstate Bakeries Corp. ..............................     1,900          112,694
  Sara Lee Corp. .........................................     4,000          166,500
                                                                          -----------
                                                                              775,669
                                                                          -----------
FOREST & PAPER PRODUCTS -- 0.6%
  James River Corporation of Virginia.....................     5,200          192,400
  Mead Corp. .............................................     1,700          105,825
                                                                          -----------
                                                                              298,225
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
FURNITURE & FURNISHINGS -- 0.4%
  Armstrong World Industries, Inc.........................       900      $    66,038
  Leggett & Platt, Inc. ..................................     3,400          146,200
                                                                          -----------
                                                                              212,238
                                                                          -----------
HOTEL MANAGEMENT & RELATED SERVICES -- 0.4%
  HFS, Inc. (b)...........................................     1,900          110,200
  Promus Hotel Corp. (b)..................................     1,600           62,000
                                                                          -----------
                                                                              172,200
                                                                          -----------
HOUSEHOLD - GENERAL PRODUCTS -- 1.5%
  Clorox Co. .............................................     1,400          184,800
  Dial Corp. .............................................     4,800           75,000
  Proctor & Gamble Co. ...................................     3,200          452,000
                                                                          -----------
                                                                              711,800
                                                                          -----------
INDUSTRIAL GOODS & SERVICES -- 0.3%
  Xerox Corporation.......................................     2,000          157,750
                                                                          -----------
INSURANCE -- 2.2%
  Allstate Insurance......................................     3,000          218,999
  CIGNA Corp. ............................................       900          159,750
  Conseco, Inc. ..........................................     4,800          177,600
  Equitable Companies, Inc. ..............................     4,300          142,975
  EXEL Ltd. ..............................................     2,100          110,775
  SunAmerica, Inc. .......................................     3,000          146,250
  Torchmark Corp. ........................................     1,600          114,000
                                                                          -----------
                                                                            1,070,349
                                                                          -----------
LEISURE TIME INDUSTRIES -- 0.1%
  Callaway Golf Co. ......................................     1,200           42,600
                                                                          -----------
MACHINERY & EQUIPMENT -- 1.0%
  AGCO Corp. .............................................     2,500           89,844
  Caterpillar, Inc. ......................................     1,400          150,325
  Harsco Corp. ...........................................     2,000           81,000
  Ingersoll-Rand Co. .....................................     1,700          104,975
  Trinity Industries......................................     1,800           57,150
                                                                          -----------
                                                                              483,294
                                                                          -----------
MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
  Allegiance Corp. .......................................     1,500           40,875
  Beckman Instruments, Inc. ..............................     1,800           86,850
  U.S. Surgical Corp. ....................................     2,300           85,675
                                                                          -----------
                                                                              213,400
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
MEDICAL HOSPITAL MANAGEMENT SERVICES -- 1.1%
  Health Care & Retirement Corp. (b)......................     1,700      $    56,738
  Healthcare Compare Corp. (b)............................     1,900           99,513
  Oxford Health Plans, Inc. (b)...........................     1,900          136,324
  Phycor, Inc. (b)........................................     3,800          130,862
  Tenet Healthcare Corp. .................................     3,000           88,688
                                                                          -----------
                                                                              512,125
                                                                          -----------
METAL FABRICATION -- 0.4%
  Precision Castparts Corp. ..............................     1,700          101,363
  Timken Co. .............................................     2,100           74,681
                                                                          -----------
                                                                              176,044
                                                                          -----------
METALS - DIVERSIFIED -- 0.3%
  Phelps Dodge Corp. .....................................     1,700          144,819
                                                                          -----------
MOTOR VEHICLE PARTS -- 0.4%
  Dana Corp. .............................................     3,300          125,400
  Magna International, Inc., Class A......................     1,000           60,188
                                                                          -----------
                                                                              185,588
                                                                          -----------
OIL & GAS -- 5.3%
  Camco International, Inc. ..............................     1,400           76,650
  Columbia Gas System, Inc. ..............................     1,600          104,400
  Ensco International, Inc. (b)...........................     1,700           89,675
  Exxon Corp. ............................................     7,600          467,399
  Kerr-McGee Corp. .......................................       300           19,013
  Mobil Corp. ............................................     3,800          265,524
  Murphy Oil Corporation..................................       600           29,250
  Parker & Parsley Petro Co. .............................     3,200          113,200
  Pennzoil Co. ...........................................       800           61,400
  Philips Petroleum Co. ..................................     4,300          188,125
  Royal Dutch Petroleum...................................     4,400          237,600
  Smith International, Inc. (b)...........................     1,500           91,125
  Texaco, Inc. ...........................................     2,200          239,250
  Tidewater, Inc. ........................................     6,000          264,000
  USX-Marathon Group......................................     5,900          170,363
  Valero Energy Corp. ....................................     2,600           94,250
                                                                          -----------
                                                                            2,511,224
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
PHARMACEUTICALS -- 5.0%
  Abbott Laboratories.....................................     2,500      $   166,875
  Bergen Brunswig Corp., Class A..........................     2,875           80,141
  Bristol-Myers Squibb Co. ...............................     5,300          429,299
  Cardinal Health, Inc. ..................................     1,450           83,013
  Johnson & Johnson.......................................     6,100          392,687
  Merck & Co., Inc. ......................................     5,400          558,899
  Perrigo Company (b).....................................     5,600           70,000
  Pfizer, Inc. ...........................................     1,800          215,100
  Schering-Plough.........................................     6,500          311,188
  Watson Pharmaceutical, Inc. (b).........................     2,000           84,500
                                                                          -----------
                                                                            2,391,702
                                                                          -----------
PUBLISHING -- 0.7%
  American Greetings, Class A.............................       600           22,275
  Houghton Mifflin Co. ...................................       400           26,700
  New York Times Co., Class A.............................     3,900          196,950
  Washington Post, Class B................................       220           87,560
                                                                          -----------
                                                                              333,485
                                                                          -----------
RAILROAD -- 0.4%
  Norfolk Southern Corp. .................................     2,100          211,575
                                                                          -----------
RECREATIONAL VEHICLES -- 0.1%
  Polaris Industries, Inc. ...............................     2,000           65,125
                                                                          -----------
RESTAURANTS -- 0.1%
  Applebee's International Inc. ..........................     2,700           72,225
                                                                          -----------
RETAIL - APPAREL -- 0.9%
  Liz Claiborne, Inc. ....................................     1,100           51,288
  Ross Stores, Inc. ......................................     3,300          107,869
  TJX Companies, Inc. ....................................    10,200          269,024
                                                                          -----------
                                                                              428,181
                                                                          -----------
RETAIL - FOOD STORES -- 0.3%
  American Stores Co. ....................................     3,300          162,938
                                                                          -----------
RETAIL - GEN MERCHANDISE -- 0.5%
  Dayton Hudson Corp. ....................................     3,000          159,563
  Family Dollar Stores, Inc. .............................     2,900           79,025
                                                                          -----------
                                                                              238,588
                                                                          -----------
RETAIL - OFFICE SUPPLY -- 0.3%
  OfficeMax, Inc. (b).....................................     5,700           82,294
  U.S. Office Products Co. (b)............................     1,900           58,069
                                                                          -----------
                                                                              140,363
                                                                          -----------
RETAIL - SPECIALTY STORES -- 0.8%
  Bed Bath & Beyond, Inc. (b).............................     3,700          112,388
  Home Depot, Inc. .......................................     4,300          296,431
                                                                          -----------
                                                                              408,819
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
SECURITY SERVICES -- 0.1%
  Pittston Brink's Group..................................     2,000      $    60,000
                                                                          -----------
STEEL -- 0.4%
  AK Steel Holding Corp. .................................     1,500           66,188
  USX-U.S. Steel Group, Inc. .............................     3,500          122,718
                                                                          -----------
                                                                              188,906
                                                                          -----------
TELECOMMUNICATIONS -- 0.8%
  Harris Corp. ...........................................     2,700          226,800
  Lucent Technologies, Inc. ..............................     2,500          180,156
                                                                          -----------
                                                                              406,956
                                                                          -----------
TELECOMMUNICATIONS - EQUIPMENT -- 0.5%
  ADC Telecommunications, Inc. (b)........................     2,500           83,438
  Tellabs, Inc. (b).......................................     3,200          178,800
                                                                          -----------
                                                                              262,238
                                                                          -----------
TEXTILE -- 0.4%
  Jones Apparel Group, Inc. (b)...........................     2,100          100,275
  Tommy Hilfiger Corp. (b)................................     2,200           88,413
                                                                          -----------
                                                                              188,688
                                                                          -----------
TOBACCO -- 0.9%
  Philip Morris Co., Inc. ................................     9,200          408,250
  Universal Corp. ........................................     1,000           31,750
                                                                          -----------
                                                                              440,000
                                                                          -----------
TOYS -- 0.3%
  Hasbro, Inc. ...........................................     4,650          131,944
                                                                          -----------
TRUCKING & SHIPPING -- 0.1%
  CNF Transportation, Inc. ...............................     2,100           67,725
                                                                          -----------
UTILITIES - ELECTRIC -- 2.6%
  Boston Edison Co. ......................................     4,200          110,775
  CMS Energy Corp. .......................................     4,700          165,675
  Consolidated Edison Company of New York, Inc. ..........     3,800          111,863
  DQE, Inc. ..............................................     4,300          121,475
  FPL Group, Inc. ........................................     4,100          188,855
  GPU, Inc. ..............................................     8,100          290,587
  Illinova Corp. .........................................     4,800          105,600
  Northern States Power...................................     1,800           93,150
  Public Service Company of New Mexico....................     5,000           89,375
                                                                          -----------
                                                                            1,277,355
                                                                          -----------
UTILITIES - GAS & PIPELINE -- 0.4%
  Consolidated Natural Gas Co. ...........................       900           48,431
  MCN Corp. ..............................................     2,600           79,625
  NICOR, Inc. ............................................     2,200           78,925
                                                                          -----------
                                                                              206,981
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                                            MARKET
                   SECURITY DESCRIPTION                      SHARES          VALUE
----------------------------------------------------------  ----------    -----------
UTILITIES - TELEPHONE -- 3.0%
  Ameritech Corp. ........................................     4,000      $   271,749
  BellSouth Corp. ........................................     6,600          306,074
  LCI International, Inc. (b).............................     5,500          120,313
  SBC Communications, Inc. ...............................     4,300          266,063
  Southern New England Telecommunications.................     2,000           77,750
  U.S. West Communications Group..........................     3,900          146,981
  Worldcom, Inc. (b)......................................     8,300          265,600
                                                                          -----------
                                                                            1,454,530
                                                                          -----------
TOTAL COMMON STOCKS (COST $23,926,383)....................                 29,157,091
                                                                          -----------
INVESTMENT COMPANIES -- 9.8%
  T. Rowe Price Foreign Equity Fund.......................   131,800        2,373,718
  T. Rowe Price International Equity Fund.................   152,600        2,356,144
                                                                          -----------
TOTAL INVESTMENT COMPANIES (COST $4,151,422)..............                  4,729,862
                                                                          -----------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
CORPORATE BONDS -- 13.0%
BANKS -- 0.7%
  Norwest Corp., 6.55, 12/1/06............................  $  350,000         338,188
                                                                           -----------
COMPUTERS - MAIN & MINI -- 1.0%
  International Business Machines, 5.65, 1/22/98..........     475,000         475,152
                                                                           -----------
ELECTRICAL EQUIPMENT -- 1.0%
  Honeywell, Inc., 6.75, 3/15/02..........................     500,000         498,750
                                                                           -----------
FINANCIAL SERVICES -- 3.9%
  Chrysler Financial Corp., 6.95, 3/25/02.................     500,000         501,250
  General Motors Acceptance Corp., 6.75, 2/7/02...........     500,000         498,750
  Household Finance Corp., 6.875, 3/1/07..................     250,000         245,313
  Household Netherlands BV, 6.125, 3/1/03.................     100,000          95,375
  International Lease Finance Corp., 6.875, 5/1/01........     500,000         501,874
                                                                           -----------
                                                                             1,842,562
                                                                           -----------
FOOD & RELATED -- 0.5%
  Heinz Co., 6.875, 1/15/03...............................     100,000         100,375
  Kellogg Co., 5.90, 7/15/97..............................     150,000         150,007
                                                                           -----------
                                                                               250,382
                                                                           -----------
INDUSTRIAL GOODS & SERVICES -- 1.0%
  Xerox Corp., Putable 6/15/99, @ 100, 5.875, 6/15/37.....     500,000         500,625
                                                                           -----------
PHARMACEUTICALS -- 1.0%
  Smithkline Beecham Corp., 6.625, 10/1/01................     500,000         497,500
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
RETAIL - GENERAL MERCHANDISE -- 1.6%
  J.C. Penney & Co., Putable 4/1/05, @ 100, 7.40,
    4/1/37................................................  $  250,000     $   255,625
  Sears Roebuck Acceptance, Putable 11/15/00, @ 100, 6.15,
    11/5/05...............................................     500,000         492,499
                                                                           -----------
                                                                               748,124
                                                                           -----------
TELECOMMUNICATIONS -- 0.5%
  AT&T Corp., Callable 12/1/01, @ 105.56, 8.625,
    12/1/31...............................................     250,000         265,000
                                                                           -----------
TOBACCO -- 0.6%
  Philip Morris Co., Inc., 7.50, 1/15/02..................     300,000         304,875
                                                                           -----------
UTILITIES - ELECTRIC -- 1.2%
  Southern California Edison, 6.50, 6/1/01................     590,000         584,838
                                                                           -----------
TOTAL CORPORATE BONDS (COST $6,324,803)...................                   6,305,996
                                                                           -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.6%
  Federal Home Loan Mortgage Corporation, 8.00, 1/1/04....      90,538          92,808
  Federal Home Loan Mortgage Corporation, 7.00, 5/1/04....     896,450         900,090
  Federal Home Loan Mortgage Corporation, 6.50, 6/1/04....     745,940         737,078
                                                                           -----------
                                                                             1,729,976
                                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.5%
  Federal National Mortgage Association, 7.50, 6/1/03.....     434,134         440,959
  Federal National Mortgage Association, 7.00, 6/1/04.....     440,000         441,650
  Federal National Mortgage Association, 7.00, 6/1/04.....     599,494         601,736
  Federal National Mortgage Association, 6.48, 6/28/04....     500,000         495,225
  Federal National Mortgage Association, 6.50, 1/1/06.....     152,096         148,928
  Federal National Mortgage Association, 7.50, 5/1/07.....     403,801         409,212
  Federal National Mortgage Association, 7.50, 10/1/11....     123,350         125,117
  Federal National Mortgage Association, 5.50, 12/25/14...     500,000         497,665
                                                                           -----------
                                                                             3,160,492
                                                                           -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $4,880,258).............................................                   4,890,468
                                                                           -----------
U.S. TREASURY OBLIGATIONS -- 6.4%
TREASURY BILLS -- 0.1%
  U.S. Treasury Bill, 8/14/97.............................      53,000          52,668
                                                                           -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL        MARKET
                   SECURITY DESCRIPTION                       AMOUNT          VALUE
----------------------------------------------------------  ----------     -----------
TREASURY NOTES -- 6.1%
  U.S. Treasury Note, 6.375, 5/15/99......................  $  100,000     $   100,486
  U.S. Treasury Note, 6.25, 8/31/00.......................     725,000         724,507
  U.S. Treasury Note, 6.125, 9/30/00......................     400,000         398,152
  U.S. Treasury Note, 6.375, 3/31/01......................     200,000         200,204
  U.S. Treasury Note, 6.375, 9/30/01......................     250,000         249,945
  U.S. Treasury Note, 6.50, 5/15/05.......................   1,025,000       1,022,365
  U.S. Treasury Note, 6.875, 5/15/06......................     250,000         255,043
                                                                           -----------
                                                                             2,950,702
                                                                           -----------
U.S. TREASURY BONDS -- 0.2%
  U.S. Treasury Bond, 6.25, 8/15/23.......................     100,000          92,563
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,092,774).........                   3,095,933
                                                                           -----------
TOTAL INVESTMENTS (COST $42,375,640)(a) -- 99.6%                            48,179,350
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                                  184,647
                                                                           -----------
TOTAL NET ASSETS -- 100.0%................................                 $48,363,997
                                                                           ===========
Percentages indicated are based on net assets of $48,363,997.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax
    purposes by the amount of losses recognized for
    financial reporting purposes in excess of federal
    income tax reporting of approximately $7,890. Cost for
    federal income tax purposes differs from value by net
    unrealized appreciation of securities as follows:
  Unrealized appreciation.................................  $6,037,362
  Unrealized depreciation.................................    (233,652)
                                                            ----------
  Net unrealized appreciation.............................  $5,803,710
                                                            ==========
(b) Represents non-income producing securities.

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 1997
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Time Horizon Funds (the "Company"), a Delaware business trust, is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company. At June 30, 1997, the Company operated as a series company comprised of three funds. The accompanying financial statements and notes are those of Time Horizon Portfolio 1 ("Portfolio 1"), Time Horizon Portfolio 2 ("Portfolio 2") and Time Horizon Portfolio 3 ("Portfolio 3") (individually, a "Fund" and collectively, the "Funds"), each of which has A Shares, B Shares, and effective July 22, 1996, began offering K Shares. A Shares, B Shares and K Shares have a Shareholder Service Plan. In addition B Shares have a Distribution Service Plan, and K Shares have a Distribution and Administrative Services Plan and an Administrative Services Plan.

    The three classes vary in types of sales loads. A Shares are offered at net asset value without a sales load effective June 16, 1997, and are subject to a shareholder servicing fee. Prior to June 16, 1997, A Shares were offered at net asset value plus a 4.50% sales charge. B Shares are offered at net asset value but are subject to a contingent deferred sales charge consistent with the Funds' prospectus. In addition, B Shares pay ongoing distribution fees and shareholder servicing fees. B Shares will convert to A Shares on the first business day of the month following the eighth anniversary of the date of purchase. K Shares are offered at net asset value without an initial sales charge or a contingent deferred sales charge, but are subject to distribution or administrative services fees and shareholder servicing fees. A, B, and K Shares of each Fund may be exchanged for like shares of another Time Horizon Fund or a Pacific Horizon Fund with no sales charges or redemption fees, as described in the Funds' prospectus.

    The Time Horizon Funds' investment objective is to provide long term investors maximum total return over a stated investment time period while increasingly emphasizing capital preservation as each Fund approaches its target time horizon as described in the prospectus. The Funds invest primarily in equity and fixed income securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

Funds' Manager, providing investment advisory and administrative services. BISYS Fund Services Ohio, Inc. ("BISYS"), serves as the Funds' sub-administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS serves as the distributor of the Funds' shares. BISYS also serves as fund accountant, transfer agent and dividend disbursing agent of the Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the last current bid quotation if market quotations are available. The Funds may also use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from secur-

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

ity transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to the fund while general Company expenses are allocated pro-rata among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Funds incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared and paid as a dividend annually to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of June 30, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                      ACCUMULATED
                                          NET
                    ACCUMULATED        REALIZED
                   UNDISTRIBUTED         GAIN/
                   NET INVESTMENT      (LOSS) ON
                   INCOME/(LOSS)      INVESTMENTS
                   --------------     -----------
Portfolio 1....        $  303            $(303)
Portfolio 2....           208             (208)
Portfolio 3....          (676)             676

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

FUTURES:

    The Funds may enter into futures contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Such unrealized gains and losses are included in the caption "Net unrealized appreciation on investment transactions and futures contracts" in the Statement of Assets and Liabilities. The Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract, such as receipts or payments, are known as "variation margin" and are included as a payable or receivable in the Statement of Assets and Liabilities. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract. Such gains or losses are included in the cap-

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

tion "Accumulated net realized gain on investment transactions and futures contracts" in the Statement of Assets and Liabilities.

    During the fiscal year ended June 30, 1997, the Funds entered into futures' contracts to hedge a portion of their portfolio. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Funds' activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

REPURCHASE AGREEMENTS:

    The Funds may acquire repurchase agreements from financial institutions, such as banks and broker dealers, which Bank of America deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price.

    The Funds' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Funds' Manager, providing investment advisory and administrative services. Under the terms of the Management Agreement with the Company, Bank of America is entitled to receive fees from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.60% of the Funds' average daily net assets.

    Pursuant to the authority granted in its Management Agreement, Bank of America has entered into a Sub-Administration Agreement with BISYS under which BISYS will per-

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

form certain of the services to be provided under the Management Agreement.

    BISYS also serves as fund accountant and transfer and dividend disbursing agent of the Funds. Fund accounting fees are computed based upon the greater of $2,500 monthly or the following annual fee schedule: 0.0125% of average net assets between $10 million and $50 million; 0.025% of average net assets between $50 million and $200 million; 0.020% of next $200 million and $500 million of average net assets; and 0.015% of average net assets greater than $500 million.

    In its capacity as transfer agent and dividend disbursing agent, BISYS earned $56,005, $61,572 and $70,883 from Portfolio 1, Portfolio 2 and Portfolio 3, respectively, for the year ended June 30, 1997. BISYS agreed to waive its transfer agent fees for the first full year of the Funds' operations. The period July 1, 1996 through August 31, 1996 were within the first year of operations, and accordingly BISYS waived $7,007, $8,200 and $8,967 for Portfolio 1, Portfolio 2 and Portfolio 3, respectively. In addition, for the period January 1, 1996 to December 31, 1996 BISYS agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Funds would have incurred additional costs of $18,076, $21,482 and $23,722 for Portfolio 1, Portfolio 2 and Portfolio 3, respectively.

    Concord Financial Group, Inc. serves as distributor of the Funds' shares. For the year ended June 30, 1997, the Distributor retained $5,014, $13,963, and $15,772 in commissions earned on sales of shares and $61,587, $111,139 and $135,786 was reallowed to other broker/ dealers for Portfolio 1, Portfolio 2 and Portfolio 3, respectively.

    BISYS and the Distributor are each wholly-owned subsidiaries of The BISYS Group, Inc.

    The Company has adopted a Shareholder Service Plan for A Shares, B Shares, and K Shares, under which the Funds reimburse the Distributor and Service Organizations, as defined in the prospectus, for shareholder servicing fees incurred by each respective Class. Under the Shareholder Service Plan, payments by the Funds for shareholder servicing expenses may not exceed an annual rate of 0.25% of the Funds' average daily net assets. For the year ended June 30, 1997, the Funds were advised that the Distributor retained $2,176 and $2,625 pursuant to the Share-

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

holder Services Plan for Portfolio 1 and Portfolio 2, respectively. For the same period, Bank of America and its affiliates earned the following amounts pursuant to the Shareholder Services Plan:

                              BANK OF
                              AMERICA
                                AND
           FUND              AFFILIATES
--------------------------   ----------
Portfolio 1...............    $ 64,167
Portfolio 2...............      70,519
Portfolio 3...............      71,805

    The Company has also adopted a Distribution Service Plan pursuant to Rule 12b-1 under the Act, under which the B Shares of each Fund compensate the Distributor for services rendered and costs incurred in connection with distribution of the B Shares. Under the Distribution Service Plan, payments by the B Shares of a Fund for distribution expenses incurred may not exceed the annual rate of 0.75% of the average daily net assets of the Fund attributable to the B Shares. For the year ended June 30, 1997, the Funds were advised that the Distributor retained $378 for Portfolio 3. For the same period, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution Service Plan:

                                BANK OF
                                AMERICA
                                  AND
            FUND               AFFILIATES
----------------------------   ----------
Portfolio 1.................    $ 192,952
Portfolio 2.................    $ 201,273
Portfolio 3.................    $ 203,147

    The Company has adopted two forms of plans for K Shares pursuant to Rule 12b-1 under the Act: an Administrative Services Plan under which the K Shares of the Funds may reimburse the Distributor for administrative expenses incurred in connection with sales of shares to investors subject to ERISA; and a Distribution and Administrative Services Plan under which the K Shares of the Funds may compensate the Distributor for distribution and administrative services rendered and costs incurred in connection with distribution of the K Shares. The total of all 12b-1 distribution fees and administrative services fees paid under both the Administrative Services Plan and the Distribution and Administrative Services Plan may not exceed, in the aggregate, the annual rate of 0.75% of the average daily net assets of a Funds' K Shares. For the year ended June 30, 1997, the Distributor retained $19, $121, and $112 for Portfolio 1, Portfolio 2 and Portfolio 3, respectively.

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

    For the year ended June 30, 1997, Portfolio 1, Portfolio 2 and Portfolio 3 incurred legal charges totaling $29,694, $33,902 and $39,020, respectively, which were earned by a law firm, a partner of which serves as Assistant Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in those capacities.

    Bank of America and/or the Distributor have agreed to voluntarily waive their fees and/or reimburse operating expenses to ensure that the total operating expenses for each Fund do not exceed 1.20%, 1.95%, and 1.70% (annualized) of the average net assets of each Fund's Class A, Class B, and Class K Shares, respectively. Bank of America retains the right to terminate this arrangement at any time.

    Information regarding related party transactions is as follows for the year ended June 30, 1997:

                                                    PORTFOLIO 1    PORTFOLIO 2    PORTFOLIO 3
                                                    -----------    -----------    -----------
MANAGEMENT FEES:
Annual fee before waivers (Percentage of average
  net assets).....................................        .60%           .60%           .60%
Waivers...........................................   $ 178,618      $ 188,559      $ 183,426
12B-1 FEES:
Annual fee before waivers
  (Percentage of average net assets)(Class B).....        .75%           .75%           .75%
  (Percentage of average net assets)(Class K).....        .75%           .75%           .75%
Waivers (Class K).................................   $       3      $       8      $       4
SHAREHOLDER SERVICES FEES: (CLASS A, B, AND K)
Annual fee before waivers
  (Percentage of average net assets)..............        .25%           .25%           .25%
Waivers (Class A).................................   $   5,843      $   5,775      $   5,176
Waivers (Class B).................................   $  12,208      $  11,322      $  11,589
EXPENSES REIMBURSED:..............................   $  14,650      $  13,823      $  16,773
FUND ACCOUNTING FEES:.............................   $  30,342      $  30,262      $  30,228
TRANSFER AGENT FEES:..............................   $  56,005      $  61,572      $  70,883
  Waivers.........................................   $   7,007      $   8,200      $   8,967

                                   Continued

--------------------------------------------------------------------------------

June 30, 1997
--------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

    For the year ended June 30, 1997, the cost of purchases and the proceeds from sales of Portfolio 1, Portfolio 2, and Portfolio 3 Fund's securities (excluding short-term investments) amounted to:

                 PURCHASES       SALES
                -----------   -----------
Portfolio 1...  $34,034,803   $23,290,655
Portfolio 2...   41,812,328    26,832,600
Portfolio 3...   47,081,935    27,914,715

NOTE 5 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    Portfolio 2 and Portfolio 3 had a tax year end of April 30, 1997. These Funds have changed their tax year to June 30, 1997.

    During the years ended April 30, 1997 and June 30, 1997, respectively, the Funds declared long-term capital distributions in the following amounts:

                       4/30/97    6/30/97
                       -------    -------
Portfolio 1..........     N/A     $59,279
Portfolio 2..........  $2,714     $     0
Portfolio 3..........  $3,050     $     0

    For the taxable years ended April 30, 1997 and June 30, 1997, respectively, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                   QUALIFIED    QUALIFIED
                   DIVIDEND     DIVIDEND
                    INCOME       INCOME
                   4/30/97      6/30/97
                   --------     --------
Portfolio 1......      N/A       17.42%
Portfolio 2......   20.49%           0%
Portfolio 3......   27.48%           0%

TIME HORIZON PORTFOLIO 1
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          FOR THE YEAR
                                                              ENDED            PERIOD ENDED
                                                          JUNE 30, 1997      JUNE 30, 1996(a)
                                                          -------------      ----------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR...........      $ 10.65             $  10.04(d)
                                                             -------              -------
Income from Investment Operations:
  Net investment income................................         0.38                 0.22
  Net realized and unrealized gains on investment
    transactions.......................................         0.99                 0.45
                                                             -------              -------
Total income from investment operations................         1.37                 0.67
                                                             -------              -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income.............................................        (0.31)               (0.06)
  Distributions to shareholders from net realized gains
    on investment transactions.........................        (0.04)                  --
                                                             -------              -------
Total Dividends and Distributions:.....................        (0.35)               (0.06)
                                                             -------              -------
Net change in net asset value per share................         1.02                 0.61
                                                             -------              -------
NET ASSET VALUE PER SHARE, END OF YEAR.................      $ 11.67             $  10.65
                                                             =======              =======
Total return...........................................        13.13%                6.68%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)......................      $ 8,384             $  7,172
  Ratio of expenses to average net assets..............         0.99%                0.49%(c)
  Ratio of net investment income to average net
    assets.............................................         3.62%                3.96%(c)
  Ratio of expenses to average net assets*.............         1.67%                2.95%(c)
  Ratio of net investment income to average net
    assets*............................................         2.94%                1.50%(c)
  Portfolio turnover rate**............................           73%                  72%
  Average commission rate paid(e)......................      $0.0521             $ 0.0652

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 1
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                             FOR THE YEAR
                                                                 ENDED          PERIOD ENDED
                                                             JUNE 30, 1997    JUNE 30, 1996(a)
                                                             -------------    ----------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR..............      $ 10.60           $  10.04(d)
                                                                -------            -------
Income from Investment Operations:
  Net investment income...................................         0.26               0.18
  Net realized and unrealized gains on investment
    transactions..........................................         1.03               0.43
                                                                -------            -------
Total income from investment operations...................         1.29               0.61
                                                                -------            -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income....        (0.25)             (0.05)
  Distributions to shareholders from net realized gains on
    investment transactions...............................        (0.04)                --
                                                                -------            -------
Total Dividends and Distributions:........................        (0.29)             (0.05)
                                                                -------            -------
Net change in net asset value per share...................         1.00               0.56
                                                                -------            -------
NET ASSET VALUE PER SHARE, END OF YEAR....................      $ 11.60           $  10.60
                                                                =======            =======
Total return (excludes sales charge)......................        12.36%              6.09%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).........................      $31,609           $ 18,681
  Ratio of expenses to average net assets.................         1.77%              1.29%(c)
  Ratio of net investment income to average net assets....         2.85%              3.16%(c)
  Ratio of expenses to average net assets*................         2.43%              3.65%(c)
  Ratio of net investment income to average net assets*...         2.19%              0.80%(c)
  Portfolio turnover rate**...............................           73%                72%
  Average commission rate paid(e).........................      $0.0521           $ 0.0652

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 1
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           PERIOD ENDED
                                                                         JUNE 30, 1997(a)
                                                                         -----------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........................        $ 10.41
                                                                              -------
Income from Investment Operations:
  Net investment income...............................................           0.36
  Net realized and unrealized gains on investment transactions........           1.16
                                                                              -------
Total income from investment operations...............................           1.52
                                                                              -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income................          (0.28)
  Distributions to shareholders from net realized gains on investment
    transactions......................................................          (0.04)
                                                                              -------
Total Dividends and Distributions:....................................          (0.32)
                                                                              -------
Net change in net asset value per share...............................           1.20
                                                                              -------
NET ASSET VALUE PER SHARE, END OF PERIOD..............................        $ 11.61
                                                                              =======
Total return..........................................................          14.78%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).....................................        $    16
  Ratio of expenses to average net assets.............................           1.60%(c)
  Ratio of net investment income to average net assets................           2.98%(c)
  Ratio of expenses to average net assets*............................           2.19%(c)
  Ratio of net investment income to average net assets*...............           2.39%(c)
  Portfolio turnover rate**...........................................             73%
  Average commission rate paid(d).....................................        $0.0521

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from July 22, 1996 (inception date) to June 30, 1997.

(b) Not annualized.

(c) Annualized.

(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 2
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        FOR THE YEAR         PERIOD ENDED
                                                            ENDED           JUNE 30, 1996
                                                        JUNE 30, 1997            (a)
                                                        -------------      ----------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR.......        $ 10.73             $  10.04(d)
                                                           -------              -------
Income from Investment Operations:
  Net investment income............................           0.31                 0.21
  Net realized and unrealized gains on investment
    transactions...................................           1.39                 0.54
                                                           -------              -------
Total income from investment operations............           1.70                 0.75
                                                           -------              -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income.........................................          (0.28)               (0.06)
                                                           -------              -------
Net change in net asset value per share............           1.42                 0.69
                                                           -------              -------
NET ASSET VALUE PER SHARE, END OF YEAR.............        $ 12.15             $  10.73
                                                           =======              =======
Total return.......................................          16.05%                7.48%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)..................        $10,899             $  7,389
  Ratio of expenses to average net assets..........           0.99%                0.50%(c)
  Ratio of net investment income to average net
    assets.........................................           3.14%                3.72%(c)
  Ratio of expenses to average net assets*.........           1.63%                3.12%(c)
  Ratio of net investment income to average net
    assets*........................................           2.50%                1.10%(c)
  Portfolio turnover rate**........................             78%                  72%
  Average commission rate paid (e).................        $0.0519             $ 0.0592

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 2
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        FOR THE YEAR         PERIOD ENDED
                                                            ENDED           JUNE 30, 1996
                                                        JUNE 30, 1997            (a)
                                                        -------------      ----------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR.......        $ 10.68             $  10.04(d)
                                                           -------              -------
Income from Investment Operations:
  Net investment income............................           0.22                 0.15
  Net realized and unrealized gains on investment
    transactions...................................           1.37                 0.54
                                                           -------              -------
Total income from investment operations............           1.59                 0.69
                                                           -------              -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income.........................................          (0.22)               (0.05)
                                                           -------              -------
Net change in net asset value per share............           1.37                 0.64
                                                           -------              -------
NET ASSET VALUE PER SHARE, END OF YEAR.............        $ 12.05             $  10.68
                                                           =======              =======
Total return (excludes sales charge)...............          15.04%                6.88%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)..................        $33,965             $ 18,350
  Ratio of expenses to average net assets..........           1.77%                1.32%(c)
  Ratio of net investment income to average net
    assets.........................................           2.37%                2.92%(c)
  Ratio of expenses to average net assets*.........           2.39%                3.87%(c)
  Ratio of net investment income to average net
    assets*........................................           1.75%                0.37%(c)
  Portfolio turnover rate**........................             78%                  72%
  Average commission rate paid (e).................        $0.0519             $ 0.0592

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 2
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          PERIOD ENDED
                                                                        JUNE 30, 1997(a)
                                                                        ----------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.....................         $  10.39
                                                                             -------
Income from Investment Operations:
  Net investment income............................................             0.29
  Net realized and unrealized gains on investment transactions.....             1.61
                                                                             -------
Total income from investment operations............................             1.90
                                                                             -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income.............            (0.26)
                                                                             -------
Net change in net asset value per share............................             1.64
                                                                             -------
NET ASSET VALUE PER SHARE, END OF PERIOD...........................         $  12.03
                                                                             =======
Total return.......................................................            18.49%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)..................................         $    100
  Ratio of expenses to average net assets..........................             1.59%(c)
  Ratio of net investment income to average net assets.............             2.50%(c)
  Ratio of expenses to average net assets*.........................             2.20%(c)
  Ratio of net investment income to average net assets*............             1.89%(c)
  Portfolio turnover rate**........................................               78%
  Average commission rate paid (d).................................         $ 0.0519

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from July 22, 1996 (inception date) to June 30, 1997.

(b) Not annualized.

(c) Annualized.

(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 3
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         FOR THE YEAR
                                                            ENDED             PERIOD ENDED
                                                        JUNE 30, 1997       JUNE 30, 1996(a)
                                                        --------------      ----------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR.........      $  10.94             $  10.04(d)
                                                            -------              -------
Income from Investment Operations:
  Net investment income..............................          0.23                 0.18
  Net realized and unrealized gains on investment
    transactions.....................................          2.00                 0.77
                                                            -------              -------
Total income from investment operations..............          2.23                 0.95
                                                            -------              -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income...........................................         (0.22)               (0.05)
                                                            -------              -------
Net change in net asset value per share..............          2.01                 0.90
                                                            -------              -------
NET ASSET VALUE PER SHARE, END OF YEAR...............      $  12.95             $  10.94
                                                            =======              =======
Total return.........................................         20.62%                9.46%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)....................      $ 10,483             $  6,033
  Ratio of expenses to average net assets............          0.99%                0.51%(c)
  Ratio of net investment income to average net
    assets...........................................          2.38%                3.29%(c)
  Ratio of expenses to average net assets*...........          1.66%                3.32%(c)
  Ratio of net investment income to average net
    assets*..........................................          1.71%                0.48%(c)
  Portfolio turnover rate**..........................            84%                  66%
  Average commission rate paid(e)....................      $ 0.0484             $ 0.0584

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 3
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         FOR THE YEAR
                                                             ENDED            PERIOD ENDED
                                                         JUNE 30, 1997      JUNE 30, 1996(a)
                                                         -------------      ----------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR..........      $ 10.90             $  10.04(d)
                                                            -------              -------
Income from Investment Operations:
  Net investment income...............................         0.14                 0.12
  Net realized and unrealized gains on investment
    transactions......................................         1.98                 0.78
                                                            -------              -------
Total income from investment operations...............         2.12                 0.90
                                                            -------              -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income............................................        (0.16)               (0.04)
                                                            -------              -------
Net change in net asset value per share...............         1.96                 0.86
                                                            -------              -------
NET ASSET VALUE PER SHARE, END OF YEAR................      $ 12.86             $  10.90
                                                            =======              =======
Total return (excludes sales charge)..................        19.66%                8.98%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).....................      $37,787             $ 16,441
  Ratio of expenses to average net assets.............         1.76%                1.34% (c)
  Ratio of net investment income to average net
    assets............................................         1.59%                2.47%(c)
  Ratio of expenses to average net assets*............         2.40%                4.08%(c)
  Ratio of net investment income to average net
    assets*...........................................         0.95%               (0.27%)(c)
  Portfolio turnover rate**...........................           84%                  66%
  Average commission rate paid(e).....................      $0.0484             $ 0.0584

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 3
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          PERIOD ENDED
                                                                        JUNE 30, 1997(a)
                                                                        ----------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......................       $  10.48
                                                                             -------
Income from Investment Operations:
  Net investment income..............................................           0.25
  Net realized and unrealized gains on investment transactions.......           2.34
                                                                             -------
Total income from investment operations..............................           2.59
                                                                             -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income...............          (0.18)
                                                                             -------
Net change in net asset value per share..............................           2.41
                                                                             -------
NET ASSET VALUE PER SHARE, END OF PERIOD.............................       $  12.89
                                                                             -------
Total return.........................................................          24.94%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)....................................       $     94
  Ratio of expenses to average net assets............................           1.59%(c)
  Ratio of net investment income to average net assets...............           1.53%(c)
  Ratio of expenses to average net assets*...........................           2.11%(c)
  Ratio of net investment income to average net assets*..............           1.01%(c)
  Portfolio turnover rate**..........................................             84%
  Average commission rate paid(d)....................................       $ 0.0484

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) Period from July 22, 1996 (inception date) to June 30, 1997.

(b) Not annualized.

(c) Annualized.

(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

    See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                               Time Horizon Funds
                           c/o BA Investment Services
                                 P.O. Box 29026
                            Glendale, CA 91209-9026

 ...............................................................................
First Name                               Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                          State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Time Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Time Horizon Fund without the assistance of a broker.

 I want to find out more about Bank of America-managed mutual funds. Please send me a free investing kit on the mutual funds selected below. The kit includes a prospectus, which has more complete information on the Fund(s), including charges and expenses. Read the prospectus carefully before investing or sending money.

     [ ] THE TIME HORIZON FUNDS
         [ ] For goals about 10 years away (around the year 2005)
         [ ] For goals about 20 years away (around the year 2015)
         [ ] For goals about 30 years away (around the year 2025)
     [ ] PACIFIC HORIZON FUNDS with the following investment goals:
         [ ] Aggressive Growth
         [ ] Conservative Growth
         [ ] Growth Combined With Income
         [ ] Current Income
         [ ] Tax-Free Income

Additional Comments:
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

  TMH-0059

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Time Horizon Funds

    We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Time Horizon Funds (comprising, respectively, the Time Horizon Portfolio 1, Time Horizon Portfolio 2 and Time Horizon Portfolio 3, (collectively the "Funds")) as of June 30, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended June 30, 1997 and the period from September 5, 1995 (commencement of operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Time Horizon Funds as of June 30, 1997, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the year ended June 30, 1997 and the period from September 5, 1995 (commencement of operations) to June 30, 1996, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
Los Angeles, California

August 8, 1997